EXECUTION COPY

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

as Depositor,

WELLS FARGO BANK, N.A.,

as Trust Administrator,

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

TRUST AGREEMENT

Dated as of December 28, 2007

Mortgage Trust Certificates, Series 2007-5R

TABLE OF CONTENTS

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	Section 11.08.	Allocation of Class A Loss Amounts to Exchangeable Certificates and Exchangeable REMIC Certificates.	60
	Section 11.09.	Voting Rights.	60
.	Section 11.10	Classification of Exchangeable Certificate Trust Fund; Tax Status Reporting for Exchangeable Certificate Trust Fund.	61

Exhibit A-1	FORM OF CLASS A CERTIFICATE
Exhibit A-2	FORM OF EXCHANGEABLE CERTIFICATE/EXCHANGEABLE REMIC CERTIFICATE
Exhibit B	FORM OF CLASS AR CERTIFICATE
Exhibit C-1	FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT
Exhibit C-2	FORM OF TRANSFEROR CERTIFICATE
Exhibit D	UNDERLYING POOLING AGREEMENT
Exhibit E	FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS
Exhibit F	ADDITIONAL FORM 10-D DISCLOSURE
Exhibit G	ADDITIONAL DISCLOSURE NOTIFICATION
Exhibit H	ADDITIONAL FORM 10-K DISCLOSURE
Exhibit I	FORM 8-K DISCLOSURE INFORMATION
Exhibit J	FORM OF BACK-UP CERTIFICATION
Exhibit K	RELEVANT SERVICING CRITERIA
Exhibit L	AVAILABLE COMBINATIONS
Exhibit M	FORM OF EXCHANGE LETTER

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This TRUST AGREEMENT (this “Agreement”), dated as of December 28, 2007, is among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation (together with its permitted successors and assigns, the “the Depositor”), WELLS FARGO BANK, N.A., a national banking association, as trust administrator (together with its permitted successors and assigns, the “Trust Administrator”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Trustee (together with its permitted successors and assigns, the “Trustee”).

PRELIMINARY STATEMENT

The Depositor intends to sell the Certificates (as defined herein), which in the aggregate will evidence the entire beneficial ownership interest in the Underlying Certificates (as defined herein).

REMIC I

As provided herein, the Trust Administrator will make an election to treat the entire segregated pool of assets described in the definition of REMIC I as a real estate mortgage investment conduit for federal income tax purposes, and such segregated pool of assets will be designated as the “REMIC I.” Component I of the Class AR Certificates will represent the sole class of “residual interests” in the REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The table below sets forth (1) the “regular interests” in the REMIC I (the “REMIC I Regular Interests”) and (2) the residual interest in the REMIC I. The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for the REMIC I Regular Interests shall be the first Distribution Date that follows the stated maturity date for the Underlying Certificates.  None of the REMIC I Regular Interests will be certificated.

The following table irrevocably sets forth the designation, type, pass-through rate, aggregate initial principal balance and certain other features of each class of REMIC I Regular Interests.

Class Designation for each REMIC I Regular Interest and Component I of the Class AR Certificates	Pass-Through Rate	Principal Balance	Type of Interest	Final Maturity
A-1	6.50%	$ 31,900,000.00	Regular	July 2036
A-23	6.50%	$ 5,000,000.00	Regular	July 2036
A-4	6.50%	$ 5,777,523.00	Regular	July 2036
Component I of the Class AR	6.50%	$ 50.00	Residual	July 2036

REMIC II

As provided herein, the Trust Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a real estate mortgage investment conduit for federal income tax purposes, and such segregated pool of assets will be designated as the “REMIC II.” Component II of the Class AR Certificates will represent the sole class of “residual interests” in the REMIC II for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The table below irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Class Principal Balance, and certain other features of (1) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates which represent ownership of “regular interests” in the REMIC II (the “REMIC II Regular Interests”), (2) the  Class A-5 Certificates which represent ownership of REMIC II Regular Interests A-1 and A-4, and (3) Component II of the Class AR Certificates.   The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for the REMIC II Regular Interests shall be the first Distribution Date that follows the stated maturity date for the Underlying Certificates.

Class Designation for each REMIC II Regular Interest, the Class A-5 Certificates and Component II of the Class AR Certificates	Pass-Through Rate	Aggregate Initial Class Principal Balance	Fitch/S&P	Minimum Denominations(2)	Form(3)
Class A-1(1)(6)	6.50%	$ 31,900,000.00	AAA/AAA	$25,000.00	Book-Entry
Class A-2	5.50%	$ 5,000,000.00	AAA/AAA	$25,000.00	Book-Entry
Class A-3	1.00%	Notional (4)	AAA/AAA	$100,000.00	Book-Entry
Class A-4(1)(6)	6.50%	$ 5,777,524.00	AAA/AAA	$25,000.00	Book-Entry
Class A-5(6)	6.50%	$ 37,677,523.00	AAA/AAA	$25,000.00	Book-Entry
Component II of the Class AR	N/A	$ 0.00	AAA/AAA	(5)	Definitive

(1)

The REMIC II Regular Interest A-1 and the REMIC II Regular Interest A-4 shall be issued by the Trust Fund in uncertificated form and shall constitute the “Uncertificated REMIC II Regular Interests.” The Class A-1 Certificates and Class A-4 Certificates shall be issued by the Exchangeable Certificate Trust Fund and will be entitled to the same distributions of interest and principal, as applicable, as the REMIC II Regular Interest A-1 and the REMIC II Regular Interest A-4, respectively.

(2)

The Certificates, other than the Class AR Certificates, shall be issuable in minimum dollar denominations as indicated above (by Class Principal Balance or notional amount, as applicable) and integral multiples of $1 in excess thereof.

(3)	The Class AR Certificates shall be delivered to the Holders thereof in physical form.
(4)

The Class A-3 Certificates will not receive distributions of principal but will accrue interest on a notional amount. The initial notional amount will be $5,000,000, and for any subsequent Distribution Date the notional amount will be equal to the aggregate Class Principal Balance of the Class A-2 certificates.

(5)	The Class AR Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.
(6)

The Class A-1 Certificates and the Class A-4 Certificates can be exchanged for the Class A-5 Certificates in accordance with the terms and conditions of this Agreement. The Class A-5 Certificates can be exchanged for the Class A-1 Certificates and Class A-4 Certificates in accordance with the terms and conditions of this Agreement.

All things necessary to make this Agreement a valid declaration of trust by the Depositor in accordance with its terms have been done.

In consideration of the premises and the mutual agreements herein contained, the Depositor, the Trust Administrator and the Trustee agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.          Defined Terms.

All references to the words “real estate mortgage investment conduit” herein shall have the meaning assigned to such words in Section 860D of the Code. Additionally, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accrual Period: For any Class of Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date.

Additional Disclosure Notification: As defined in Section 9.02.

Additional Form 10-D Disclosure: As defined in Section 9.02.

Additional Form 10-K Disclosure: As defined in Section 9.03.

Adverse REMIC Event: Shall have the meaning set forth in Section 3.01(f) hereof.

Affiliate: An “affiliate” of, or person “affiliated” with, a specific person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

Aggregate Denomination: As to any Class and date of determination, the aggregate of the denominations of the Outstanding Certificates of such Class on such date.

Agreement: This Trust Agreement and all amendments hereof and supplements hereto.

Allocation Percentage: With respect to each Class of Exchangeable REMIC Certificates or Exchangeable Certificates, a fraction, the numerator of which is equal to excess of the Initial Authorized Denomination of such Class of Certificates over the Aggregate Denomination of such Class of Certificates at the close of business on the related Record Date and the denominator of which is the Initial Authorized Denomination of such Class of Certificates.

Authorized Officer: The Chairman of the Board, the President or any Executive Vice President, Senior Vice President or Vice President.

Available Funds: With respect to any Distribution Date, an amount equal to the amount received on the Underlying Certificates on such Distribution Date less amounts withdrawn pursuant to Section 3.04(ii), plus any amounts (a) deposited to the Trust Certificate Account pursuant to Section 5.04 or otherwise on deposit in the Trust Certificate Account as of such Distribution Date pursuant to

Section 3.03 and (b) deposited to the Exchangeable Certificate Trust Account pursuant to Section 11.06 or otherwise on deposit in the Exchangeable Certificate Trust Account as of such Distribution Date.

Beneficial Holder: A Person holding a beneficial interest in any Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate.

Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee. Initially, the Class A Certificates shall be Book-Entry Certificates.

Business Day: As defined in the Underlying Pooling Agreement.

Certificate: Any Trust Certificate, Exchangeable Certificate or Exchangeable REMIC Certificate.

Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof (i) minus (1) all distributions of principal previously made with respect thereto and (2) all allocations of Class A Loss Amounts previously allocated with respect thereto pursuant to Section 3.10(a) and (ii) plus the amount of any increase to the Certificate Balance of such Certificate in respect of Recoveries pursuant to Section 3.10(b).

Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement (except as required pursuant to Section 10.01), any Certificate registered in the name of the Depositor or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby or Voting Rights assigned thereto shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor or any Affiliate thereof) owns 100% of the Percentage Interests evidenced by a Class of Certificates or of the Voting Rights assigned thereto, such Certificates shall be taken into account for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trust Administrator and the Trustee are entitled to rely conclusively on a certification of the Depositor or any Affiliate of the Depositor in determining which Certificates are registered in the name of an Affiliate of the Depositor.

Certificate Register: The register maintained pursuant to Section 4.02 hereof which shall provide for the registration of Certificates and of transfers and exchanges of Certificates, as herein provided.

Class: Collectively, all of the Certificates bearing the same designation.

Class A-1 Certificate: Any Class A-1 Certificate executed and delivered by the Trust Administrator substantially in the form annexed hereto as Exhibit A-2, evidencing an interest in the Exchangeable Certificate Trust Fund.

Class A-2 Certificate: Any Class A-2 Certificate executed and delivered by the Trust Administrator substantially in the form annexed hereto as Exhibit A-1, evidencing an interest designated as a “regular interest” in the REMIC II for purposes of the REMIC Provisions.

Class A-3 Certificate: Any Class A-3 Certificate executed and delivered by the Trust Administrator substantially in the form annexed hereto as Exhibit A-1, evidencing an interest designated as a “regular interest” in the REMIC II for purposes of the REMIC Provisions.

Class A-4 Certificate: Any Class A-4 Certificate executed and delivered by the Trust Administrator substantially in the form annexed hereto as Exhibit A-2, evidencing an interest in the Exchangeable Certificate Trust Fund.

Class A-5 Certificate: Any Class A-5 Certificate executed and delivered by the Trust Administrator substantially in the form annexed hereto as Exhibit A-2, evidencing an interest in the Exchangeable Certificate Trust Fund.

Class A Certificate: Any of the Class A-1, Class A-2, Class A-3, Class A-4 or Class A-5 Certificates.

Class A Loss Amount: With respect to the Class A-1, Class A-2 and Class A-4 Certificates, and on each Distribution Date, the excess of the aggregate Class Principal Balance of such Certificates over the Underlying Certificate Balance, in each case after giving effect to all distributions on or prior to such Distribution Date.

Class AR Certificate: Any one of the Class AR Certificates executed and delivered hereunder by the Trust Administrator substantially in the form annexed hereto as Exhibit B.  Component I of the Class AR Certificates is designated as the sole class of residual interests in the REMIC I and Component II of the Class AR Certificates is designated as the sole class of residual interests in the REMIC II for purposes of the REMIC Provisions.

Class Interest Shortfall: With respect to any Distribution Date and each Class of Certificates, the amount by which the amount described in clause (i) of the definition of Interest Distribution Amount for such Class, exceeds the amount of interest actually distributed on such Class on such Distribution Date.

Class Principal Balance: With respect to any Class A-1, Class A-2, Class A-4 or Class A-5 Certificate, and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

Class Unpaid Interest Amounts: With respect to any Distribution Date and each Class of Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

Closing Date: December 28, 2007.

Code: The Internal Revenue Code of 1986, as amended.

Commission: The U.S. Securities and Exchange Commission.

Corporate Trust Office: With respect to the Trustee, the designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 60 Livingston Avenue, St. Paul, Minnesota 55107, Attention: Corporate Trust—Structured Finance—CSMC 2007-5R. With respect to the Trust Administrator, the designated office of the Trust Administrator at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 9062 Old Annapolis Road, Columbia,

MD 21045, Attention: CSMC 2007-5R, except for purposes of Section 4.06 and certificate transfer purposes, such term shall mean the office or agency of the Trust Administrator located at Wells Fargo Bank, N.A., 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: CSMC 2007-5R.

Definitive Certificate: As defined in Section 4.07.

Denomination: With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Balance of this Certificate” or the Percentage Interest appearing on the face thereof.

Depositor: Credit Suisse First Boston Mortgage Securities Corp. or any successors in interest.

Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act.

Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Disqualified Organization: Any organization defined as a “disqualified organization” under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an “electing large partnership” within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trust Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the REMIC I or the REMIC II or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

Distribution Date: The business day following each Underlying Distribution Date, commencing on the First Distribution Date.

Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short term rating category, or (iii) a segregated trust account or accounts (which shall be a “special deposit account”) maintained with the Trustee, the Trust Administrator or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee, the Trust Administrator and the Rating Agencies.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Exchangeable Certificates: The Class A-5 Certificates.

Exchangeable Certificate Trust Account: As defined in Section 11.06 of this Agreement.

Exchangeable Certificate Trust Fund: The corpus of the trust created by Article XI of this Agreement, consisting of the Exchangeable Certificate Trust Account and the Uncertificated REMIC II Regular Interests issued by the REMIC II and all payments thereon and all rights thereunder.

Exchangeable Class Interest Distribution Amount: As to each Class of Exchangeable REMIC Certificates and Distribution Date, an amount equal to the product of (i) the aggregate of the distributions on such Distribution Date in respect of interest on the related Exchangeable REMIC Class and (ii) the related Allocation Percentage. As to each Class of Exchangeable Certificates and Distribution Date, the product of (i) the sum of the total distributions of interest on such Distribution Date in respect of interest on each Exchangeable REMIC Class in the related Exchangeable REMIC Combination and (ii) the related Allocation Percentage.

Exchangeable Class Principal Balance: With respect to any Class of Exchangeable REMIC Certificates, at any time, the Class Principal Balance of the related Exchangeable REMIC Class multiplied by the related Allocation Percentage. With respect to any Class of Exchangeable Certificates, at any time, the sum of the Class Principal Balance of each Exchangeable REMIC Class in the related Exchangeable REMIC Combination multiplied by the Allocation Percentage related to such Class of Exchangeable Certificates.

Exchangeable Class Principal Distribution Amount: As to each Class of Exchangeable REMIC Certificates and Distribution Date, an amount equal to the product of (i) the aggregate of the distributions on such Distribution Date in respect of principal on the related Exchangeable REMIC Class and (ii) the related Allocation Percentage. As to each Class of Exchangeable Certificates and Distribution Date, the product of (i) the sum of the total amount of distributions of principal on such Distribution Date in respect of principal such related Exchangeable REMIC Class and (ii) the related Allocation Percentage.

Exchangeable Loss Allocation Amount: As to each Class of Exchangeable REMIC Certificates and each Distribution Date, an amount equal to the product of (i) the Class A Loss Amounts on such Distribution Date allocated to the related Exchangeable REMIC Class and (ii) the related Allocation Percentage. As to each Class of Exchangeable Certificates and each Distribution Date, the sum of the Class A Loss Amounts on such Distribution Date allocated to each Exchangeable REMIC Class in the related Exchangeable REMIC Combination multiplied by the Allocation Percentage related to such Class of Exchangeable Certificates.

Exchangeable REMIC Classes or Exchangeable REMIC Certificates: The Class A-1 Certificates, Class A-4 Certificates, or the Certificates of each such Class, as the context may require, issued hereunder.

Exchangeable REMIC Combination: The Class A-1 Certificates and Class A-4 Certificates.

FDIC: The Federal Deposit Insurance Corporation or any successor.

First Distribution Date: January 28, 2008.

Fitch: Fitch Ratings or any successor thereto.

Form 8-K Disclosure Information: As defined in Section 9.04.

Independent: When used with respect to any specified Person, such a Person who (i) is in fact independent of the Depositor, (ii) does not have any direct financial interest in the Depositor or in an Affiliate, and (iii) is not connected with the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Initial Class Principal Balance: With respect to each Class of Certificates, the Class Principal Balance of such Class of Certificates as of the Closing Date, as set forth in the Preliminary Statement hereto.

Initial Authorized Denomination: With respect to any Exchangeable Certificate or Exchangeable REMIC Certificate, the amount set forth with respect to such Class in Exhibit L under the heading, “Relative Original Amount.”

Interest Distribution Amount: With respect to any Distribution Date and each Class of Certificates, the sum of (i) one month’s interest accrued during the related Accrual Period at the Pass-Through Rate on the related Class Principal Balance, subject to reduction pursuant to Sections 3.01(g), 3.05(b), 5.03(a), 5.03(b), 6.05 and 7.05, and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

Issue Date: December 28, 2007.

Maturity Date: With respect to each Class of Certificates, the Distribution Date in July 2036.

Mortgage Loans: The mortgage loans in which the Underlying Certificates evidence a beneficial ownership interest.

Non-United States Person: Any Person other than a United States Person.

Notice of Final Distribution: With respect to the Underlying Certificates, the notice to be provided pursuant to the Underlying Pooling Agreement to the effect that final distribution on the Underlying Certificates shall be made upon presentation and surrender thereof.

Notice of Termination: Any of the notices given by the Trust Administrator pursuant to Section 8.01(b).

Officer’s Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, an Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Trustee or the Trust Administrator, as the case may be, and delivered to the Depositor, the Trustee or the Trust Administrator, as required by this Agreement.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, including in-house counsel, reasonably acceptable to the Trustee and the Trust Administrator. With respect to the definition of Eligible Account in this Article I and any opinion dealing with the qualification of a REMIC created hereunder or compliance with the REMIC Provisions, such counsel must (i) in fact be Independent of the Depositor, (ii) not have any direct financial interest in the Depositor, or in any affiliate of the Depositor and (iii) not be connected with the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Outstanding Certificate: Any Outstanding Exchangeable Certificate and Outstanding REMIC Certificate.

Outstanding Exchangeable Certificate: Any Exchangeable Certificate issued hereunder; provided, however, that upon the exchange of any Exchangeable Certificate pursuant to Section 11.03 hereof, the Exchangeable Certificate so exchanged shall be deemed no longer to be an Outstanding Certificate, and each Exchangeable REMIC Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable REMIC Certificate.

Outstanding Exchangeable REMIC Certificate: Any Exchangeable REMIC Certificate issued hereunder; provided, however, that upon the exchange of any Exchangeable REMIC Certificate pursuant to Section 11.03 hereof, the Exchangeable REMIC Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable REMIC Certificate, and the Exchangeable Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable Certificate.

Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Beneficial Holder or Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

Pass-Through Rate: For all Classes of Certificates, the per annum rate set forth in the Pass-Through Rate column in the table under the heading "REMIC II" in the Preliminary Statement hereto.

Percentage Interest: With respect to any Certificate (other than a Class AR Certificate), the undivided percentage Ownership Interest in the related Class evidenced by such Certificate, which percentage Ownership Interest shall be equal to the initial Certificate Balance (or notional amount with respect to the Class A-3 Certificates) thereof divided by the aggregate Initial Class Principal Balance of all the Certificates of the same Class. With respect to a Class AR Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

Permitted Transferee: Any Transferee of a Class AR Certificate other than (i) the United States, any state or any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code, (v) an electing large partnership under Section 775 of the Code and (vi) any other Person so designated by the Trust Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class AR Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class AR Certificate to such Person. The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Principal Distribution Amount: With respect to any Distribution Date, the balance of the Available Funds remaining after the aggregate Interest Distribution Amount for such Distribution Date has been distributed, subject to reduction pursuant to Sections 3.01(g), 5.03(a), 5.03(b), 6.05 and 7.05 to the extent not reimbursed from the Interest Distribution Amount for such Distribution Date.

Prospectus Supplement: The prospectus supplement dated December 28, 2007, relating to the CSMC Mortgage Trust 2007-5R, Mortgage Trust Certificates, Series 2007-5R.

Rating Agencies: Fitch and S&P.

Record Date: With respect to any Distribution Date, other than the First Distribution Date, the close of business on the last Business Day of the month preceding such Distribution Date, and with respect to the First Distribution Date, the Closing Date.

Recoveries: Subsequent recoveries with respect to the Underlying Mortgage Loans to the extent they result in an increase to the certificate principal balance of the Underlying Certificates in accordance with the terms of the Underlying Pooling Agreement.

Regulation AB: Means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit K attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Trust Administrator, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such party.

REMIC: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC I:  The segregated pool of assets, with respect to which a real estate mortgage investment conduit election is made pursuant to this Agreement, consisting of:

(a)            the Underlying Certificates,

(b)            all payments on and collections in respect of the Underlying Certificates due after the Closing Date as shall be on deposit in the Trust Certificate Account and identified as belonging to the Trust Fund, and

(c)            all proceeds of clauses (a) and (b) above.

REMIC I Available Distribution Amount. With respect to each Distribution Date, the Available Funds for such Distribution Date.

REMIC I Regular Interest. Any regular interest described in the table under the heading “REMIC I” in the Preliminary Statement to this Agreement.

REMIC II. The REMIC described under the heading “REMIC II” in the Preliminary Statement to this Agreement.

REMIC II Regular Interest.  As defined under the heading “REMIC II” in the Preliminary Statement to this Agreement.

REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

Residual Certificate: Any Class AR Certificate.

Responsible Officer: When used with respect to the Trust Administrator, shall mean any officer within the corporate trust department of the Trust Administrator, including any Assistant Vice President, the Secretary, any Vice President, Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or any other officer of the Trust Administrator customarily performing functions similar to those performed by any of the above designated officers and any officer within the Corporate Trust Department having direct responsibility for the administration of this Agreement. When used with respect to the Trustee, shall mean any officer within the Corporate Trust Department having direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission’s staff).

Sarbanes-Oxley Certification: As defined in Section 9.09.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Function Participant: The Trust Administrator or any sub-servicer or subcontractor (other than the Trustee) engaged by the Trust Administrator, that is performing activities addressed by the Servicing Criteria, unless such sub-servicer’s or subcontractor’s activities relate only to 5% or less of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans, annually at the commencement of the calendar year prior to the year in which an Assessment of Compliance is required to be delivered, multiplied by a fraction, the numerator of which is the number of months during which such Servicing Function Participant Services the related Mortgage Loans and the denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed from the Cut-Off Date to the end of such calendar year).

Startup Day: The Closing Date.

Tax Matters Person: The person designated as “tax matters person” in the manner provided under Treasury regulation § 1.860F 4(d) and temporary Treasury regulation § 301.6231(a)(7)1T. Initially, the Tax Matters Person shall be the Trust Administrator.

Termination Date: The Distribution Date on which the Underlying Certificate Balance has been reduced to zero.

Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

Trust Administrator: Wells Fargo Bank, N.A., in its capacity as certificate administrator under this Agreement, or any successor certificate administrator appointed under the terms of this Agreement.

Trust Certificate: Any Class A-2, Class A-3 or Class AR Certificate.

Trust Certificate Account: The separate account or accounts created and maintained pursuant to Section 3.03 hereof, which shall be entitled “Wells Fargo Bank, N.A., as agent for the Trustee, in trust for the registered holders of CSMC Trust 2007-5R, Mortgage Trust Certificates, Series 2007-5R” and which must be an Eligible Account. Funds deposited in the Trust Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof.

Trustee: U.S. Bank National Association or its successor in interest, or any successor trustee appointed as herein provided.

Trust Fund: The corpus of the trust created by and to be administered under this Agreement consisting of: (i) the Underlying Certificates, (ii) all distributions thereon after but not including the Underlying Distribution Date occurring in December 2007, and (iii) the Trust Certificate Account and such assets that are deposited therein from time to time, together with any and all income, proceeds and payments with respect thereto.

Uncertificated REMIC II Regular Interests. The uncertificated regular interests in REMIC II designated as A-1 and A-4, which relate to the Class A-1 Certificates and Class A-4 Certificates issued by the Exchangeable Certificate Trust Fund.

Underlying Certificate Balance: With respect to the Underlying Certificates, as of any Underlying Distribution Date (following all distributions to be made with respect to the Underlying Certificates on such Underlying Distribution Date), and as of any date of determination thereafter until the next succeeding Underlying Distribution Date, the aggregate outstanding principal balance of the Underlying Certificates, determined by reference to the Underlying Distribution Date Statement sent to the Trustee, as Underlying Certificateholder, relating to such Underlying Distribution Date, which is to be determined in accordance with the terms of the Underlying Pooling Agreement.

Underlying Certificateholder: The registered owner of the Underlying Certificates.

Underlying Certificates: A certificate that represents a 36.106319085% beneficial interest in the Class 5-A-1 Certificates issued by the Underlying Trust.

Underlying Distribution Date: With respect to the Underlying Certificates, the 25th day of each month, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing January 2008.

Underlying Distribution Date Statement: With respect to the Underlying Certificates and any Underlying Distribution Date, the monthly remittance report forwarded to the Underlying Certificateholder with respect to such Underlying Distribution Date pursuant to the terms of the Underlying Pooling Agreement.

Underlying Pooling Agreement: The Pooling and Servicing Agreement, dated as of April 1, 2006, attached as Exhibit D hereto, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as master servicer, as a servicer, and as trust administrator, TBW Mortgage Corp., as servicer, and U.S. Bank National Association, as trustee, as such agreement may be amended from time to time, relating to the Underlying Trust.

Underlying Trust: The TBW Mortgage-Backed Trust Series 2006-2 created pursuant to Section 2.01 of the Underlying Pooling Agreement and relating to the Underlying Certificates.

United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

Voting Rights: 99% of all of the Voting Rights shall be allocated among Holders of the Class A-1, Class A-2, Class A-4 and Class A-5 Certificates in proportion to the outstanding Class Principal Balances thereof. 1% of all of the Voting Rights shall be allocated among Holders of the Class A-3 Certificates. The Class AR Certificates shall have no Voting Rights. Voting Rights shall be allocated among the Certificates with Voting Rights within each class of Certificates based on their respective Certificate Balances or notional amounts, as applicable.

WHFIT: A “widely held fixed investment trust” as that term is defined in Treasury Regulations section 1.671-5(b)(22) or successor provisions.

WHFIT Regulations: Treasury Regulations section 1.671-5, as amended.

WHMT: A “widely held mortgage trust” as that term is defined in Treasury Regulations section 1.671-5(b)(23) or successor provisions.

ARTICLE II

CONVEYANCE OF THE UNDERLYING CERTIFICATES;

ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.          Conveyance of the Underlying Certificates.

(a)            The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Underlying Certificates and all other assets constituting the Trust Fund. Such assignment includes, without limitation, all amounts payable to and all rights of the Underlying Certificateholder pursuant to the Underlying Pooling Agreement.

In connection with such transfer and assignment, on the Closing Date the Depositor will deliver to, and deposit with, the Trust Administrator the Underlying Certificates, together with a duly issued and authenticated certificate or certificates for the Underlying Certificates, evidencing the entire interest in such Underlying Certificates, with appropriate endorsements and other documentation sufficient under the Underlying Pooling Agreement to transfer such Underlying Certificates to the Trustee.

The Trust Administrator hereby acknowledges the receipt by it of the Underlying Certificates and the other documents and instruments referenced above, and declares that it holds and will hold the Underlying Certificates, and such other documents and instruments, and all other assets and documents included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

(b)          It is intended that the conveyance by the Depositor to the Trustee of the Underlying Certificates as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Underlying Certificates for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Underlying Certificates by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section 2.01 shall be deemed to be, and hereby is, a grant by the Depositor to the Trustee of a security interest in all of the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Underlying Certificates, (B) all amounts payable to the holders of the Underlying Certificates in accordance with the terms of the Underlying Pooling Agreement and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Trust Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or any agent of the Trustee of the Underlying Certificates or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be “possession by the secured party,” or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the

Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

(c)           The Depositor, the Trust Administrator and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Underlying Certificates and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee’s security interest in or lien on the Underlying Certificates, as evidenced by an Officers’ Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee’s name) or (2) any change of location of the place of business or the chief executive office of the Depositor.

Section 2.02.          Issuance of Trust Certificates.

The Trustee acknowledges the transfer and assignment to it of the Underlying Certificates, together with the assignment to it of all other assets included in the Trust Fund, and declares that the Trustee (or the Trust Administrator on its behalf) holds and will hold the Underlying Certificates and all other assets included in the Trust Fund in trust for the benefit of all present and future Certificateholders. The Trust Administrator hereby acknowledges the delivery of the Underlying Certificates. Concurrently with such transfer and delivery, the Trust Administrator has duly executed, authenticated and delivered, to or upon the order of the Depositor, the Trust Certificates in authorized denominations, registered in such names as the Depositor has requested, and such Trust Certificates, together with the Uncertificated REMIC II Regular Interests, evidence the beneficial interest in the REMIC II.

Section 2.03.       Purposes and Powers of the Trust Fund and the Exchangeable Certificate Trust Fund.

The purpose of the trusts, as created hereunder, is to engage in the following activities:

(a)            to sell the Certificates to the Depositor in exchange for the Underlying Certificates;

(b)            to enter into and perform its obligations under this Agreement;

(c)            to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)            subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

The trusts are hereby authorized to engage in the foregoing activities. The trusts shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

ADMINISTRATION OF THE UNDERLYING CERTIFICATES;

PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

Section 3.01.          REMIC Provisions.

(a)           The Depositor hereby elects and authorizes the Trust Administrator to treat the Trust Fund as the number of separate REMICs specified in the Preliminary Statement under the Code and, if necessary, under applicable state law. Each election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) for the taxable year ending on the last day of the calendar year in which Certificates are first sold to a third party. The Closing Date is hereby designated as the “startup day” of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code. The “regular interests” (within the meaning of Section 860G of the Code) in each REMIC shall consist of the regular interests with the terms set forth for each REMIC in the Preliminary Statement and the Class AR Certificates shall represent the beneficial ownership of the “residual interest” in each REMIC created hereunder. None of the Depositor, the Trust Administrator or the Trustee shall permit the creation of any “interests” (within the meaning of Section 860G of the Code) in any REMIC other than as set forth herein.

(b)          The Trust Administrator shall act as the “Tax Matters Person” (within the meaning of the REMIC Provisions) for each REMIC created hereunder, in the manner provided under Treasury regulations section 1.860F 4(d) and temporary Treasury regulations section 301.6231(a)(7)1T. In the event that for any reason, the Trust Administrator is not recognized as the Tax Matters Person then the Trust Administrator shall act as agent for the holder of the largest percentage interest in the Class AR Certificateholder as Tax Matters Person. By its acceptance of a Residual Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trust Administrator as its agent to act on behalf of each REMIC created hereunder pursuant to the specific duties outlined herein.

(c)           A Holder of a Residual Certificate, by the purchase of such Certificate, shall be deemed to have agreed to timely pay, upon demand by the Trust Administrator, the amount of any minimum California state franchise taxes due with respect to each REMIC created hereunder under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code. Notwithstanding the foregoing, the Trust Administrator shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trust Administrator. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a “prohibited transaction” of any REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Residual Certificate and then against amounts otherwise available for distribution to the Holders of REMIC II Regular Interests in accordance with the provisions set forth herein.

(d)           The Trust Administrator shall act as attorney-in-fact and as the Tax Matters Person of each REMIC created hereunder and in such capacity the Trust Administrator shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for each REMIC created hereunder when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each such REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of each REMIC created hereunder, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions. The expenses of preparing and filing such returns shall be borne by the Trust Administrator. The Depositor shall provide on a prompt and timely basis to the Trust Administrator or its designee such information with respect to each REMIC created hereunder as is in their possession and reasonably required or requested by the Trust Administrator to enable it to perform its obligations under this subsection.

In its capacity as attorney-in-fact and as the Tax Matters Person, the Trust Administrator shall also: (A) act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving the Trust Fund, (B) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on any REMIC created hereunder when and as the same shall be due and payable (but such obligation shall not prevent the Trust Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trust Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

(e)          The Trust Administrator shall provide (i) to any transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a permitted transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC created hereunder.

(f)            The Trustee, to the extent directed by the Trust Administrator, the Depositor and the Holder of the Residual Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. None of the Trustee (to the extent directed or (in the case of a failure to act) not directed by the Trust Administrator), the Trust Administrator or the Holder of the Residual Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee and the Trust Administrator have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

The Trustee and the Trust Administrator shall not take or fail to take any action (whether or not authorized hereunder) as to which the Depositor has advised it in writing that it has received an

Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC or their assets, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee and the Trust Administrator will consult with the Depositor or its designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder and the Trustee and the Trust Administrator shall not take any such action or cause any REMIC to take any such action as to which the Depositor has advised it in writing that an Adverse REMIC Event could occur.

In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Holder of the Residual Certificates will consult with the Trust Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trust Administrator has advised it in writing that an Adverse REMIC Event could occur. The Trustee and the Trust Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

At all times as may be required by the Code, the Trust Administrator will, to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code.

(g)           In the event that any tax is imposed on “prohibited transactions” of any REMIC created hereunder, as defined in Section 860F(a)(2) of the Code, on “net income from foreclosure property” of such REMIC, as defined in Section 860G(c) of the Code, on any contributions to a REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trust Administrator, if such tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Article III, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article III or (iii) otherwise against amounts on deposit in the Trust Certificate Account and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated first, in reduction of the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Trust Certificates to be allocated pro rata (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 3.01(g)) and then, if remaining unreimbursed, in reduction of the Principal Distribution Amount for such Distribution Date. In accordance with the foregoing, the Trustee or the Trust Administrator, as applicable, shall promptly deposit in the Trust Certificate Account the amount of any such tax as applicable.

For purposes of this Section 3.01(g), a tax is imposed following the final and unappealable determination under the Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

(h)           The Trust Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)           Following the Startup Day, neither the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement) nor the Trust

Administrator shall accept any contributions of assets to any REMIC created hereunder unless the Trustee or the Trust Administrator shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)           Neither the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement) nor the Trust Administrator shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services nor permit such REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

(k)           Within 30 days after the Closing Date, the Trust Administrator shall apply to the Internal Revenue Service for an employer identification number for each REMIC created hereunder by means of a Form SS-4 or other acceptable means and prepare and file with the Internal Revenue Service Form 8811, “Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations” for the REMIC created hereunder.

(l)           Neither the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement) nor the Trust Administrator shall acquire any assets for any REMIC, or sell or dispose of any investments in the Trust Certificate Account for gain or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of any REMIC created hereunder as a REMIC.

(m)          In order to enable the Trust Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trust Administrator, within ten days after the Closing Date, all information or data the Trust Administrator determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Trust Administrator shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. The Depositor shall indemnify the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Trust Administrator arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trust Administrator on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee and co-Trust Administrator appointed pursuant to this Agreement.

Section 3.02.          Collection of Monies.

Upon its receipt of a Notice of Final Distribution, the Trust Administrator shall present and surrender the Underlying Certificates, for final payment thereon in accordance with the terms and conditions of Underlying Pooling Agreement and such Notice of Final Distribution. The Trust Administrator shall promptly deposit in the Trust Certificate Account the final distribution received upon presentation and surrender of the Underlying Certificates.

Section 3.03.        Establishment of Trust Certificate Account; Deposits in Trust Certificate Account.

(a)          The Trust Administrator shall establish and maintain the Trust Certificate Account. The Trust Administrator shall cause the following payments and collections in respect of the Underlying Certificates to be deposited directly into the Trust Certificate Account:

(i)            all distributions received by it on the Underlying Certificates subsequent to the Closing Date;

(ii)           amounts received pursuant to Section 5.04; and

(iii)         any other amounts specifically required to be deposited in the Trust Certificate Account hereunder.

The foregoing requirements for deposit in the Trust Certificate Account shall be exclusive.

(b)           Funds in the Trust Certificate Account shall be held uninvested.

Section 3.04.          Permitted Withdrawals From the Trust Certificate Account.

The Trust Administrator may from time to time withdraw funds from the Trust Certificate Account and Exchangeable Certificate Trust Account for the following purposes:

(i)           to make distributions in the amounts and in the manner provided for in Section 3.05;

(ii)           to reimburse the Trust Administrator, the Depositor or the Trustee for expenses incurred by and reimbursable to the Trust Administrator, the Depositor or the Trustee pursuant to Sections 3.01(g), 5.03(a), 5.03(b), 6.05 or 7.05 or as otherwise permitted under this Agreement; and

(iii)          to clear and terminate the Trust Certificate Account upon the termination of this Agreement.

Section 3.05.          Distributions.

(a)          On each Distribution Date, the Trust Administrator shall distribute to each Certificateholder of record on the related Record Date (other than as provided in Section 8.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trust Administrator, or, if such Certificateholder has not so notified the Trust Administrator by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register the amount of such Certificateholder’s share (which shall be based on the aggregate of the Percentage Interests represented by the Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the Available Funds remaining:

(i)             to each Class of Certificates, the related Interest Distribution Amount for such Distribution Date and Class;

(ii)           the Principal Distribution Amount for such Distribution Date shall be applied to sequentially as follows:

(A)         first, to the Class AR Certificates until the Class Principal Balance thereof has been reduced to zero;

(B)          second, to the Class A-1 Certificates and Class A-4 Certificates, pro rata, weighted based on the aggregate Class Principal Balance, until the Class Principal Balance thereof has been reduced to zero; and

(C)         third, to the Class A-2 Certificates until the Class Principal Balance thereof has been reduced to zero.

On each Distribution Date, the Trust Administrator shall allocate the Exchangeable Class Interest Distribution Amount for each Class of Exchangeable Certificates and Exchangeable REMIC Certificates entitled to interest and shall make the appropriate distributions to the Holders of each such Class. On each Distribution Date, the Trust Administrator shall allocate the Class Principal Distribution Amount for each Class of Exchangeable Certificates and Exchangeable REMIC Certificates entitled to principal and shall make the appropriate distributions to the Holders of each such Class. All allocations of such Exchangeable Class Principal Distribution Amounts and Exchangeable Class Interest Distribution Amounts that are made with respect to a particular Class shall be made pro rata among all Class of Exchangeable Certificates and Exchangeable REMIC Certificates of such class in proportion to their respective Certificate Balances, with no preference or priority of any kind.

(b)           On each Distribution Date, the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Certificates shall be reduced by the Trust Administrator by the related Class’s pro rata share (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 3.05(b)) of any interest shortfalls which are allocated to reduce the interest owed on the Underlying Certificates pursuant to the Underlying Pooling Agreement.

(c)          Prior to the distributions described in Section 3.05(a), the following distributions shall be deemed to have been made:

(i)            from the REMIC I to the REMIC II, as holder of the REMIC I Regular Interests, and to the Holders of the Class AR Certificates in respect of Component I thereof, from the REMIC I Available Distribution Amount, the following amounts, in the following order of priority:

(A)         first, to the REMIC II as the holder of the REMIC I Regular Interests, in an amount equal to, in each case, the amount distributed to the Class of Certificates bearing the same designation or, in the case of amounts distributed to the Class A-2 Certificates or Class A-3 Certificates, to REMIC I Regular Interest A-23, with such amounts allocated among accrued interest thereon and the principal balance thereof in the same manner and to the same extent that the payment to such related Certificates is  allocated to interest and principal thereof (in determining the principal balance of any REMIC I Regular Interest to which distributions are made pursuant to this clause (A), Recoveries applied to increase the Certificate Balance of any Class of Certificates shall be deemed to have also increased the principal balance of the REMIC I Regular Interest bearing the same designation or, in the case of Recoveries applied to increase the Certificate Balance of the Class A-2 Certificates or Class A-3 Certificates, the principal balance of REMIC I Regular Interest A-23); and

(B)          any remaining amount shall be distributed to Holders of the Class AR Certificates in respect of Component I thereof.

Section 3.06.         Statements to Certificateholders.

(a)           Not later than each Distribution Date, the Trust Administrator shall cause to be made available to each Certificateholder, the Trustee, the Depositor and each Rating Agency, (i) the Underlying Distribution Date Statement for such Distribution Date and (ii) a statement, which the Trust

Administrator shall prepare, setting forth with respect to such Distribution Date, the items listed in Exhibit E.

On each Distribution Date, the Trust Administrator shall provide or otherwise make available to Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trust Administrator and Bloomberg. In connection with providing the information specified in this Section 3.06 to Bloomberg, the Trust Administrator and any director, officer, employee or agent of the Trust Administrator shall be indemnified and held harmless by the Depositor, to the extent, in the manner and subject to the limitations provided in Section 7.05. The Trust Administrator shall also make the monthly statements to Certificateholders available each month to each Certificateholder, the Trustee, the Depositor and each Rating Agency via the Trust Administrator’s website. The Trust Administrator’s website can be accessed at http://www.ctslink.com or at such other site as the Trust Administrator may designate from time to time. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trust Administrator at 866-846-4526. The Trust Administrator shall have the right to change the way the reports referred to in this Section 3.06 are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Certificateholders. The Trust Administrator shall provide timely and adequate notification to all above parties and to the Certificateholders regarding any such change.

(b)           Upon request, within a reasonable period of time after the end of each calendar year, the Trust Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, (i) the annual statement for the Underlying Certificates delivered pursuant to the Underlying Pooling Agreement and (ii) a statement containing the information set forth in items numbered c, d, e and f in Exhibit E aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time in effect.

Section 3.07.        Access to Certain Documentation and Information.

The Trust Administrator shall provide to the Certificateholders access to the Certificates and all reports, documents and records maintained by the Trust Administrator in respect of its duties hereunder, such access being afforded without charge but only upon reasonable written request no less than two Business Days prior to such access and during normal business hours at offices designated by the Trust Administrator.

Section 3.08.        Sale of Defective Assets.

Upon the discovery by, or written notice to, the Depositor, the Trust Administrator or the Trustee that the Underlying Certificates are not regular interests of a REMIC or that any other asset of the REMIC is not a permitted asset of the REMIC, the party discovering such fact shall give prompt written notice to the other parties. The Trust Administrator shall sell the Underlying Certificates (or other asset, as the case may be) upon the terms and at the direction of the Depositor within 90 days of such discovery and any tax resulting therefrom not borne by the Trust Administrator or the Trustee pursuant to Article III hereof shall be payable out of the Trust Fund.

Section 3.09.          Modification of Underlying Certificates.

Notwithstanding any contrary provision herein, the Trustee will not permit the modification of the Underlying Certificates unless (a) such modification is in accordance with the Underlying Pooling Agreement and (b) the Trustee has received an Opinion of Counsel (which shall not be an expense of the Trustee) that such modification would not endanger the status of the REMIC created hereby as a real estate mortgage investment conduit.

Section 3.10.          Allocation of Class A Loss Amounts; Recoveries.

(a)         On each Distribution Date, Class A Loss Amounts for such Distribution Date shall be allocated among the Certificates as follows: (i) first, to the Class A-2 Certificates until the Certificate Balance thereof has been reduced to zero; (ii) second, to the Class A-4 Certificates until the Certificate Balance thereof has been reduced to zero and (iii) third, to the Class A-1 Certificates until the Certificate Balance thereof has been reduced to zero.

(b)         With respect to any Class or Classes of Certificates to which a Class A Loss Amount has been allocated (including any such Class for which the related Class Principal Balance has been reduced to zero), the Class Principal Balances of all such Classes will be increased up to the amount of related Recoveries for such Distribution Date, pro rata, weighted based on the amount of Class A Loss Amount previously allocated thereto and remaining unreimbursed.

(c)             On each Distribution Date, Class A Loss Amounts for such Distribution Date shall be allocated among the REMIC I Regular Interests to the extent that such Class A Loss Amounts are allocated to the Class of Certificates bearing the same designation (or, in the case of Class A Loss Amounts allocated to the Class A-2 Certificates or Class A-3 Certificates, allocated to REMIC I Regular Interest A-23).  Class A Loss Amounts so allocated shall be deemed to be applied to reduce the principal balance of, or accrued interest on, such REMIC I Regular Interest to the same extent that they reduced the principal balance of, or accrued interest on, the related Class or Classes of Certificates.

Section 3.11.          Compliance with Withholding Requirements.

Notwithstanding any other provision of this Agreement, the Trust Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trust Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trust Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trust Administrator shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE IV

THE CERTIFICATES

Section 4.01.          The Certificates.

The Certificates shall be in substantially the forms set forth in Exhibits A-1, A-2 and B hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trust Administrator or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

Subject to Section 8.01 respecting the final distribution on the Certificates, on each Distribution Date the Trust Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trust Administrator at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Principal Balance of any Class of Certificates or (B)  Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trust Administrator by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

Section 4.02.          Registration of Transfer and Exchange of Certificates.

(a)          The Trust Administrator shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trust Administrator shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

(b)         At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trust Administrator set forth in Section 4.06. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator duly executed by the Holder thereof or his attorney duly authorized in writing.

(c)          No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates (except as provided in Section 11.03(d) with respect to the exchange of any Exchangeable REMIC Certificate or Exchangeable Certificate), but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust may be required.

(d)         All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trust Administrator in accordance with the Trust Administrator’s customary procedures.

(e)           The restrictions on transfers of the Class AR Certificates are set forth below:

(i)             Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trust Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(A)        Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be other than a Disqualified Organization and shall promptly notify the Trust Administrator of any change or impending change in its status as other than a Disqualified Organization.

(B)       In connection with any proposed transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trust Administrator shall require delivery to it, and shall not register the transfer of a Residual Certificate until its receipt of (1) an affidavit and agreement (a “Transferee Affidavit and Agreement” attached hereto as Exhibit C-1) from the proposed transferee, in form and substance satisfactory to the Trust

Administrator, representing and warranting, among other things, that it is not a non-U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its Ownership Interest in a Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 4.02 and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit C-2, from the Holder wishing to transfer a Residual Certificate, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

(C)      Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trust Administrator has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

(D)        Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees, by holding or acquiring such Ownership Interest, to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trust Administrator in the form attached hereto as Exhibit C-2.

(ii)           The Trust Administrator shall register the transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit C-2 and all of such other documents as shall have been reasonably required by the Trust Administrator as a condition to such registration.

(iii)          (A)         If any Disqualified Organization shall become a Holder of a Residual Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Residual Certificate. If any non-U.S. Person shall become a Holder of a Residual Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Residual Certificate. The Trust Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

(B)           If any purported transferee of a Residual Certificate shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 4.02 and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Depositor shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Depositor on such terms as the Depositor may choose. Such purported transferee shall promptly endorse and deliver a Residual Certificate in accordance with the instructions of the Depositor. Such purchaser may be the Depositor itself or any affiliate of the Depositor. The proceeds of such sale, net of the commissions (which may include commissions payable to the Depositor or its affiliates), expenses and taxes due, if any, shall be remitted by the Depositor to such purported transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Depositor, and the Depositor shall not be liable to any Person having an Ownership Interest or a purported Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

(iv)          The Trust Administrator, shall make available all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an Ownership Interest in a Residual Certificate to any Person who is not other than a Disqualified Organization, including the information regarding “excess inclusions” of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D 1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization. Reasonable compensation for providing such information may be required by the Trust Administrator from such Person.

(v)            The provisions of this Section 4.02 set forth prior to this Section 4.02(v) may be modified, added to or eliminated by the Depositor, provided that there shall have been delivered to the Trust Administrator the following:

(A)        written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then current rating of the Certificates; and

(B)       a certificate of the Depositor stating that the Depositor has received an Opinion of Counsel, in form and substance satisfactory to the Depositor, to the effect that such modification, addition to or elimination of such provisions will not cause any REMIC created hereunder to cease to qualify as a REMIC and will not create a risk that (i) the Trust Fund or any REMIC created hereunder may be subject to an entity level tax caused by the transfer of a Residual Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC related tax caused by the transfer of applicable Residual Certificate to a Person which is not other than a Disqualified Organization.

(vi)          The following legend shall appear on each Residual Certificate:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFEREE AFFIDAVIT TO THE DEPOSITOR AND THE TRUST ADMINISTRATOR THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN

SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(f)           The Trust Administrator shall have no liability to the Trust Fund or Exchangeable Certificate Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 4.02; provided, however, that the Trust Administrator shall not register the transfer of any Residual Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Residual Certificate as set forth in this Section 4.02.

Section 4.03.          Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Trust Administrator, or the Trust Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Trustee and the Trust Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee and the Trust Administrator that such Certificate has been acquired by a protected purchaser, the Trust Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 4.03, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trust Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 4.04.          Persons Deemed Owners.

Prior to due presentation of a Certificate for registration of transfer, the Trust Administrator, the Depositor and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Depositor, the Trustee, the Trust Administrator, or any agent of any of them shall be affected by any notice to the contrary.

Section 4.05.          Access to List of Certificateholders’ Names and Addresses.

(a)       If three or more Certificateholders (i) request in writing from the Trust Administrator a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and

(iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trust Administrator shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trust Administrator or the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee and the Trust Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

(b)          The Depositor shall have unlimited access to a list of the names and addresses of the Certificateholders, which list shall be provided by the Trust Administrator promptly upon request.

Section 4.06.          Maintenance of Office or Agency.

The Trust Administrator will maintain or cause to be maintained at its expense an office or offices or agency or agencies in Minneapolis, Minnesota where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust Administrator in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates its Corporate Trust Office as its office for such purpose. The Trust Administrator will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

Section 4.07.          Book-Entry Certificates.

Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Trust Administrator as agent for DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder’s interest in the Certificates, except as provided in Section 4.09. Unless and until definitive, fully registered Certificates (“Definitive Certificates”) have been issued to the Beneficial Holders pursuant to Section 4.09:

(a)           the provisions of this Section 4.07 shall be in full force and effect with respect to the Book-Entry Certificates;

(b)          the Depositor and the Trust Administrator may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

(c)        to the extent that the provisions of this Section 4.07 conflict with any other provisions of this Agreement, the provisions of this Section 4.07 shall control; and

(d)        the rights of the Beneficial Holders of the Book-Entry Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 4.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Book-Entry Certificates to such Participants.

For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the Book-Entry Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

Section 4.08.          Notices to Clearing Agency.

Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related

Certificateholders pursuant to Section 4.09, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

Section 4.09.          Definitive Certificates.

If (a) the Depositor advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trust Administrator or the Depositor is unable to locate a qualified successor or (b) the Depositor, with the consent of the applicable Participants, advises the Trust Administrator in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency, the Trust Administrator shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trust Administrator of such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trust Administrator shall authenticate and deliver the Definitive Certificates. Neither the Depositor nor the Trust Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates, and the Trust Administrator shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

ARTICLE V

THE DEPOSITOR

Section 5.01.          Liability of the Depositor.

The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

Section 5.02.          Merger, Consolidation or Conversion of the Depositor.

(a)         The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates, the Underlying Certificates, the Underlying Pooling Agreement or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)         Any Person into which the Depositor may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that each Rating Agency’s ratings, if any, of the Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

Section 5.03.          Limitation on Liability of the Depositor and Others.

(a)            None of the Depositor or any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder, or by reason of reckless disregard of obligations and duties hereunder and the Depositor shall be entitled to be reimbursed therefor out of amounts on deposit in the Trust Certificate Account as provided by Section 3.04 and, on the Distribution Date of such reimbursement or future Distribution Dates to the extent required, the aggregate of such expenses and costs shall be allocated first, in reduction of the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Certificates to be allocated pro rata (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 5.03(a) and then, if remaining unreimbursed, in reduction of the Principal Distribution Amount for such Distribution Date).

(b)           The Depositor shall be under no obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor out of amounts on deposit in the Trust Certificate Account as provided by Section 3.04 and, on the Distribution Date following such reimbursement or future Distribution Dates to the extent required, the aggregate of such expenses and costs shall be allocated first, in reduction of the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Certificates to be allocated pro rata (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 5.03(b) and then, if remaining unreimbursed, in reduction of the Principal Distribution Amount for such Distribution Date).

Section 5.04.          Representation and Warranty of the Depositor.

Immediately prior to the conveyance of the Underlying Certificates to the Trustee pursuant to Section 2.01, the Depositor had good title to, and was the sole owner of, the Underlying Certificates free and clear of any pledge, lien, encumbrance or security interest and such conveyance validly transfers ownership of the Underlying Certificates to the Trustee free and clear of any pledge, lien, encumbrance or security interest.

Upon discovery by the Depositor, the Trust Administrator or the Trustee of a breach of any of the foregoing representations and warranties, which breach materially and adversely affects the interests of the Certificateholders in the Underlying Certificates (referred to herein as a “breach”), the party discovering such breach shall give prompt written notice to the other party.

Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall cure such breach in all material respects or shall repurchase the Underlying Certificates from the Trustee at a price equal to the sum of (i) the Underlying Certificate Balance as of the next Distribution Date and (ii) one month’s interest on such Underlying Certificate Balance at the then-applicable Pass-Through Rate for such Underlying Certificate. The purchase price for any repurchased Underlying Certificates shall be paid by the Depositor to the Trust Administrator for deposit in the Trust Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase any Underlying Certificates as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders, or the Trustee on behalf of the Certificateholders.

ARTICLE VI

THE TRUSTEE

Section 6.01.          Duties of Trustee.

The Trustee undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. The Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)           the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)          the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

(c)          the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement at the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(d)          no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(e)         the Trustee shall have no responsibility for any act or omission of the Trust Administrator, it being understood and agreed that the Trustee and the Trust Administrator are independent contractors and not agents, partners or joint venturers.

Section 6.02.          Certain Matters Affecting the Trustee.

(a)           Except as otherwise provided in Section 6.01:

(i)             the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)           the Trustee may consult with counsel, financial advisors or accountants and any advice of such Persons or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)          the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv)          the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)            the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid by the Certificateholders requesting the investigation;

(vi)          the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)         the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

(viii)        the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement; and

(ix)          the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

(b)        All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

Section 6.03.          Trustee Not Liable for Certificates.

The recitals contained herein shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any related document. The Trustee shall not be accountable for the use or application by the Depositor of any funds paid to the Depositor in respect of the Underlying Certificates or deposited in or withdrawn from the Trust Certificate Account by the Depositor. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 6.04.          Trustee May Own Certificates.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties hereto and with their Affiliates, with the same rights as it would have if it were not the Trustee.

Section 6.05.          Trustee’s Fees and Expenses.

The Trustee shall be compensated by the Trust Administrator as separately agreed. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor (or if the Depositor fails to do so, by the Trust Fund) and held harmless (up to a maximum of $150,000) against any loss, liability or expense (including reasonable attorney’s fees and expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misconduct, bad faith or negligence in the performance of any of the Trustee’s duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Trust Administrator. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Depositor covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee’s negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, and (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder; provided, however, that if the Depositor fails to pay or reimburse the Trustee for such expense, such expense will be paid or reimbursed out of the Trust Fund. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee hereunder or for any other expenses. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. With respect to any expenses or reimbursements due to the Trustee pursuant to this Section 6.05, on the Distribution Date of such reimbursement or future Distribution Dates, to the extent required, the aggregate of such expenses and reimbursements shall be allocated first, in reduction of the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Certificates to be allocated pro rata (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 6.05) and then, if remaining unreimbursed, in reduction of the Principal Distribution Amount for such Distribution Date.

Section 6.06.          Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long term debt obligations at the time of such appointment in at least the third highest rating category by both Fitch and S&P (provided that if such rating is in the third highest rating category of S&P, the Trustee shall also have a short-term rating from S&P of A-1) or such lower ratings as will not cause Fitch or S&P to lower their then current ratings of the Certificates, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.07 hereof.

Section 6.07.          Resignation and Removal of Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor and the Trust Administrator and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 6.08, such resignation is to take effect, and (b) acceptance by a successor trustee in accordance with Section 6.08 meeting the qualifications set forth in Section 6.06.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 6.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Depositor.

If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trustee may, at the Trust Fund’s expense, petition any court of competent jurisdiction for the appointment of a successor trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.08 hereof.

Section 6.08.         Successor Trustee.

Any successor trustee appointed as provided in Section 6.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

No successor trustee shall accept appointment as provided in this Section 6.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 6.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trustee as provided in this Section 6.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 6.09.          Merger or Consolidation of Trustee.

Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 6.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 6.10.          Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trust Administrator and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Trust Administrator and the Trustee may consider necessary or desirable. If the Trust Administrator shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)          all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(b)        no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(c)          the Trust Administrator and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Trust Administrator and the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trust Administrator shall not be responsible for all action or inaction of any separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11.          Office of the Trustee.

The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

ARTICLE VII

THE TRUST ADMINISTRATOR

Section 7.01.          Duties of Trust Administrator.

The Trust Administrator undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. The Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Any permissive right of the Trust Administrator set forth in this Agreement shall not be construed as a duty.

The Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trust Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trust Administrator shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trust Administrator. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trust Administrator shall notify the Certificateholders of such instrument in the event that the Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)          the duties and obligations of the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trust Administrator shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trust Administrator and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trust Administrator and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)         the Trust Administrator shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trust Administrator, unless the Trust Administrator was negligent in ascertaining or investigating the pertinent facts;

(c)          the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trust Administrator, or exercising any trust or power conferred upon the Trust Administrator, under this Agreement; and

(d)          no provision of this Agreement shall require the Trust Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

The Trust Administrator shall have no duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, or (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Trust Certificate Account.

Section 7.02.          Certain Matters Affecting the Trust Administrator.

(a)           Except as otherwise provided in Section 7.01:

(i)             the Trust Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)           the Trust Administrator may consult with counsel, financial advisors or accountants and any advice of such Persons or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

(iii)          the Trust Administrator shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trust Administrator reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv)          the Trust Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)            the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trust Administrator, not reasonably assured to the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid by the Certificateholders requesting the investigation;

(vi)          the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trust Administrator shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)         the Trust Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

(viii)        the Trust Administrator shall not be liable for any loss on any investment of funds pursuant to this Agreement;

(ix)          the right of the Trust Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trust Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

(x)            The Trust Administrator shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

(b)        All rights of action under this Agreement or under any of the Certificates, enforceable by the Trust Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trust Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

Section 7.03.          Trust Administrator Not Liable for Certificates.

The recitals contained herein shall be taken as the statements of the Depositor and the Trust Administrator assumes no responsibility for their correctness. The Trust Administrator makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any related document. The Trust Administrator shall not be accountable for the use or application by the Depositor of any funds paid to the Depositor in respect of the Underlying Certificates or deposited in or withdrawn from the Trust Certificate Account by the Depositor. The Trust Administrator shall not be responsible for the legality or validity of this Agreement, the Underlying Certificates or the Underlying Pooling Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trust Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection for any security interest or lien granted to it hereunder or to record this Agreement.

Section 7.04.          Trust Administrator May Own Certificates.

The Trust Administrator in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Administrator.

Section 7.05.          Trust Administrator’s Fees and Expenses.

As compensation for its services hereunder, the Trust Administrator shall be paid an up-front fee and shall be entitled to any benefit derived from maintaining balances in the Trust Certificate Account (the “Trust Administrator Fee”). The Trust Administrator and any director, officer, employee or agent of the Trust

Administrator shall be indemnified by the Depositor (or if the Depositor shall fail to do so, by the Trust Fund) and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) the performance of any of the Trust Administrator’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust Administrator’s duties hereunder or incurred by reason of any action of the Trust Administrator taken at the direction of the Certificateholders; provided, however, that such indemnity amounts payable by the Depositor or the Trust Fund to the Trust Administrator pursuant to this Section 7.05 shall not exceed $200,000 per year; provided, further, that any amounts not payable by the Depositor or the Trust Fund to the Trust Administrator due to the preceding proviso shall be payable by the Depositor (or if the Depositor fails to do so, by the Trust Fund) in any succeeding year, subject to the aggregate $200,000 per annum limitation imposed by the preceding proviso. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trust Administrator hereunder. Without limiting the foregoing, the Depositor (or if the Depositor fails to do so, the Trust Fund) shall, except as otherwise agreed upon in writing by the Depositor and the Trust Administrator, and except for any such expense, disbursement or advance as may arise from the Trust Administrator’s negligence, bad faith or willful misconduct, pay or reimburse the Trust Administrator (up to a maximum of $150,000), for all reasonable expenses, disbursements and advances incurred or made by the Trust Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trust Administrator, to the extent that the Trust Administrator must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trust Administrator shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trust Administrator in the ordinary course of its duties as Trust Administrator (including in its capacity as Tax Matters Person hereunder). Anything in this Agreement to the contrary notwithstanding, in no event shall the Trust Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trust Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action. With respect to any expenses or reimbursements due to the Trust Administrator pursuant to this Section 7.05, on the Distribution Date of such reimbursement or future Distribution Dates to the extent required, the aggregate of such expenses and reimbursements shall be allocated first, in reduction of the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Certificates to be allocated pro rata (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 7.05) and then, if remaining unreimbursed, in reduction of the Principal Distribution Amount for such Distribution Date.

Section 7.06.          Eligibility Requirements for Trust Administrator.

The Trust Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and (c) with respect to every successor Trust Administrator hereunder an institution the long-term unsecured debt obligations of which are rated at least BBB or better by S&P and Fitch unless the failure of the Trust Administrator’s long-term unsecured debt obligations to have such ratings would not result in the lowering of the ratings originally assigned to any Class of Certificates and (d) the trust administrator for the Underlying Trust. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section 7.06, the Trust Administrator shall resign immediately, subject to and with the effect specified in Section 7.07 hereof.

Section 7.07.          Resignation and Removal of Trust Administrator.

The Trust Administrator may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor and the Trustee and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 7.08, such resignation is to take effect, and (b) acceptance by a successor trust administrator in accordance with Section 7.08 meeting the qualifications set forth in Section 7.06; provided, however, that the Trust Administrator shall not resign and be discharged from the trusts hereby created for so long as it remains the trust administrator for the Underlying Trust.

If at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 7.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trust Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trust Administrator breaches any of its obligations or representations hereunder, then the Depositor may remove the Trust Administrator and appoint a successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trust Administrator and one copy to the successor trust administrator; provided, however, that no such removal of the Trust Administrator hereunder shall be effective for so long as the Trust Administrator remains the trust administrator for the Underlying Trust. The Trust Administrator may also be removed at any time by the Trustee or the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates; provided, however, that no such removal of the Trust Administrator hereunder shall be effective for so long as the Trust Administrator remains the trust administrator for the Underlying Trust. Notice of any removal of the Trust Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating Agencies by the Depositor.

If no successor trust administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trust Administrator may, at the Trust Fund’s expense, petition any court of competent jurisdiction for the appointment of a successor trust administrator.

In the event that Wells Fargo Bank, N.A. is removed or replaced as the trust administrator of the Underlying Trust in accordance with the terms of the Underlying Pooling Agreement, the replacement trust administrator for the Underlying Trust shall become the successor Trust Administrator hereunder. The Trust Administrator agrees to cooperate with the Trustee and such replacement trust administrator in effecting the termination of the Trust Administrator’s responsibilities and rights hereunder. No such termination shall release the Trust Administrator for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

Any resignation or removal of the Trust Administrator and appointment of a successor trust administrator pursuant to any of the provisions of this Section 7.07 shall become effective upon acceptance of appointment by the successor trust administrator as provided in Section 7.08 hereof.

Section 7.08.         Successor Trust Administrator.

Any successor trust administrator appointed as provided in Section 7.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trust administrator an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trust administrator shall become effective and such successor trust administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trust Administrator herein. The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trust administrator all such rights, powers, duties, and obligations.

No successor trust administrator shall accept appointment as provided in this Section 7.08 unless at the time of such acceptance such successor trust administrator shall be eligible under the provisions of Section 7.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trust administrator as provided in this Section 7.08, the Depositor shall mail notice of the succession of such trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trust administrator, the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

Section 7.09.          Merger or Consolidation of Trust Administrator.

Any Person into which the Trust Administrator may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trust Administrator shall be a party, or any Person succeeding to the business of the Trust Administrator, shall be the successor of the Trust Administrator hereunder, provided that such Person shall be eligible under the provisions of Section 7.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 7.10.          Appointment of Co-Trust Administrator or Separate Trust Administrator.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trustee and the Trust Administrator acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trust Administrator to act as co-trust administrator or co-trust administrators jointly with the Trust Administrator, or separate trust administrator or separate trust administrators, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 7.10, such powers, duties, obligations, rights and trusts as the Trustee and the Trust Administrator may consider necessary or desirable. If the Trustee shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, the Trust Administrator alone shall have the power to make such appointment. No co-trust administrator or separate trust administrator hereunder shall be required to meet the terms of eligibility as a successor trust administrator under Section 7.06 and no notice to Certificateholders of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 7.08.

Every separate trust administrator and co-trust administrator shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)         all rights, powers, duties and obligations conferred or imposed upon the Trust Administrator shall be conferred or imposed upon and exercised or performed by the Trust Administrator and such separate trust administrator or co-trust administrator jointly (it being understood that such separate trust administrator or co-trust administrator is not authorized to act separately without the Trust Administrator joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trust Administrator, the Trust Administrator shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trust administrator or co-trust administrator, but solely at the direction of the Trust Administrator;

(b)          no trust administrator hereunder shall be held personally liable by reason of any act or omission of any other trust administrator hereunder; and

(c)          the Trustee and the Trust Administrator acting jointly may at any time accept the resignation of or remove any separate trust administrator or co-trust administrator.

Any notice, request or other writing given to the Trust Administrator shall be deemed to have been given to each of the then separate trust administrators and co-trust administrators, as effectively as if given to each of them. Every instrument appointing any separate trust administrator or co-trust administrator shall refer to this Agreement and the conditions of this Article VII. Each separate trust administrator and co-trust administrator, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trust Administrator or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trust Administrator. Every such instrument shall be filed with the Trust Administrator and a copy thereof given to the Depositor.

Any separate trust administrator or co-trust administrator may, at any time, constitute the Trust Administrator, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trust Administrator shall not be responsible for any action or inaction of any separate Trust Administrator or Co-Trust Administrator. If any separate trust administrator or co-trust administrator shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trust Administrator, to the extent permitted by law, without the appointment of a new or successor trust administrator.

Section 7.11.          Office of the Trust Administrator.

The office of the Trust Administrator for purposes of receipt of notices and demands is the Corporate Trust Office.

ARTICLE VIII

TERMINATION

Section 8.01.          Termination.

(a)           Subject to Section 8.02, the respective obligations and responsibilities of the Depositor, the Trust Administrator and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately upon the occurrence of the last action required to be taken by the Trust Administrator on the Termination Date; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

(b)           Upon presentation and surrender of the Certificates by the Certificateholders on the Termination Date, the Trust Administrator shall distribute to the Certificateholders the amounts otherwise distributable on such Distribution Date pursuant to Section 3.05(a). Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate, and such funds shall not be invested. If any Certificates as to which notice of the Termination Date has been given pursuant to this Section 8.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trust Administrator shall so notify the Depositor who shall upon receipt of such notice, directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to the Depositor all amounts distributable to the Holders thereof and the Depositor shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 8.01.

Section 8.02.          Additional Termination Requirements.

(a)            Upon receipt of a Notice of Final Distribution pursuant to the Underlying Pooling Agreement and within 90 days prior to the anticipated Termination Date, the Trust Administrator shall adopt and sign a plan of complete liquidation of the Trust Fund and each REMIC created hereunder meeting the requirements of Section 860F(a)(4)(A) of the Code pursuant to which the Trust Administrator shall sell or otherwise dispose of all the remaining assets of the Trust Fund, unless the Depositor, the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 8.02 will not (i) result in the imposition of taxes on “prohibited transactions” of any REMIC created hereunder as described in Section 860F of the Code, or (subject to Section 3.01(f) hereof) (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(b)           Each Holder of a Certificate hereby irrevocably approves and appoints the Trust Administrator as its attorney-in-fact for the purposes of, adoption of the plan of complete liquidation in accordance with the terms and conditions of this Agreement.

ARTICLE IX

EXCHANGE ACT REPORTING

Section 9.01.          Commission Reporting.

The Trust Administrator shall reasonably cooperate with the Depositor in connection with the Trust’s satisfying the reporting requirements under the Exchange Act. The Trust Administrator shall prepare on behalf of the Depositor any Forms 8-K, 10-D and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Depositor shall sign and the Trust Administrator shall file (via EDGAR) such Forms on behalf of the Depositor.

Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor hereby represents to the Trust Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Trust Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be no. The Trust Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

Section 9.02.         Form 10-D Reporting.

Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trust Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Trust Administrator shall file each Form 10-D with a copy of the related monthly statement attached thereto. Any disclosure in addition to the monthly statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit F to the Depositor and Trust Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit F hereto, within five calendar days after the related Distribution Date, (i) the parties set forth thereon shall be required to provide to the Trust Administrator and the Depositor, to the extent known by a responsible party thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit G hereto (an “Additional Disclosure Notification”) and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

After preparing the Form 10-D, the Trust Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor for review. Within two business days of receipt of such copy, but in no event no later than the 12th calendar day after the related Distribution Date, the Depositor shall notify the Trust Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, the Trust Administrator shall be entitled to assume that such Form 10-D is in final form and the Trust Administrator may proceed with the filing of the Form 10-D. No later than two Business Days prior to the 15th calendar day after the related Distribution Date, a duly authorized representative of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Trust Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trust Administrator will follow the procedures set forth in Section 9.05. Promptly (but no later than one Business Day) after filing with the Commission, the Trust Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Trust Administrator. Each party to this Agreement acknowledges that the performance by the Trust Administrator of its duties under this Section 9.02 related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 9.02. The Trust Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, timely execute and/or timely file such Form 10-D, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

Section 9.03.         Form 10-K Reporting.

Within 90 days after the end of each fiscal year of the Trust Fund or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust Fund ends on December 31st of each year), commencing in March 2008, the Trust Administrator shall prepare and file on behalf of the Trust Fund a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trust Administrator within the applicable time frames set forth in this Agreement, (i) the Item 1123 Certificate for the Trust Administrator and any Servicing Function Participant engaged by the Trust Administrator (each, a “Reporting Servicer”) as described under Section 9.06, (ii)(A) the Assessment of Compliance with servicing criteria for each Reporting Servicer as described under Section 9.07, and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the Accountant’s Attestation for each Reporting Servicer, as described under Section 9.08, and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iv) a Sarbanes-Oxley Certification as described in Section 9.09 and (v) all of the information contained on the annual report on Form 10-K for the Underlying Trust for such year, provided that a Form 10-K was filed for such year. Any disclosure or information in addition to (i) through (v) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit H to the Depositor and Trust Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit H hereto, no later than March 15 of each year that the Trust Fund is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties set forth on Exhibit H shall be required to provide to the Trust Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

After preparing the Form 10-K, the Trust Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor for review. Within three (3) business days of receipt, but in no event later than March 25, the Depositor shall notify the Trust Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval the Trust Administrator shall be entitled to assume that such Form 10-K is in final form. No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Trust Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trust Administrator will follow the procedures set forth in Section 9.05. Promptly (but no later than one Business Day) after filing with the Commission, the Trust Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Trust Administrator. The parties to this Agreement acknowledge that the performance by the Trust Administrator of its duties under this Section 9.03 related to the timely preparation and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under Article IX. The Trust Administrator shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Section 9.04.         Form 8-K Reporting.

Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K or the filing of a current report on Form 8-K with respect to the Underlying Trust (each such event, a “Reportable Event”), and if requested by the Depositor, the Trust Administrator shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit I to the Depositor and the Trust Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

As set forth on Exhibit I hereto, for so long as the Trust Fund is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Trust Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

After preparing the Form 8-K, the Trust Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor for review. Promptly, but no later than the close of business on the 3rd business day after the Reportable Event, the Depositor shall notify the Trust Administrator in writing of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Trust Administrator shall be entitled to assume that such Form 8-K is in final form and the Trust Administrator may proceed with the filing of the Form 8-K. No later than noon, New York City time, on the fourth Business Day following the Reportable Event, a duly authorized representative of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trust Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trust Administrator will follow the procedures set forth in Section 9.05. Promptly (but no later than one Business Day) after filing with the Commission, the Trust Administrator will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Trust Administrator. The parties to this Agreement acknowledge that the performance by the Trust Administrator of its duties under this Section 9.04 related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 9.04. The Trust Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

Section 9.05.          Delisting; Amendment; Late Filing of Reports.

On or before January 30 of the first year in which the Trust Administrator is able to do so under applicable law, the Trust Administrator shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

In the event that the Trust Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trust Administrator shall promptly notify electronically the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement shall cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Trust Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended in connection with any additional Form 10-D Disclosure (other than for the purpose of restating the Monthly Report), the Trust Administrator shall electronically notify the Depositor and such parties will cooperate to prepare any necessary Form 8-K/A, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an appropriate officer of the Depositor. The parties to this Agreement acknowledge that the performance by the Trust Administrator of its duties under this Section 9.05 related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section 9.05. The Trust Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Section 9.06.          Annual Statements of Compliance.

The Trust Administrator shall deliver or otherwise make available to the Depositor and the Trustee on or before March 15 of each year, commencing in March 2008, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder.

In the event the Trust Administrator is terminated or resigns pursuant to the terms of this Agreement, the Trust Administrator shall provide an Item 1123 Certificate pursuant to this Section 9.06 notwithstanding any such termination, assignment or resignation.

Section 9.07.          Annual Assessments of Compliance.

By March 15 of each year, commencing in March 2008, the Trust Administrator, at its own expense, shall furnish or otherwise make available, and shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Trust Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria for each party as set forth on Exhibit K, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 9.03, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

Promptly after receipt of each Assessment of Compliance, the Depositor shall review each such report and, if applicable, consult with the Trust Administrator and any Servicing Function Participant as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party. None of such parties will be required to deliver any such assessments until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust Fund for the preceding calendar year.

In the event the Trust Administrator or any Servicing Function Participant engaged by the Trust Administrator is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a report on assessment of compliance pursuant to this Section 9.07, or such other applicable agreement, notwithstanding any such termination, assignment of resignation.

Section 9.08.          Accountant’s Attestation.

By March 15 of each year, commencing in 2008, the Trust Administrator, at its own expense, shall cause, and shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Trust Administrator or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Trust Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

Promptly after receipt of such Accountant’s Attestations from the Trust Administrator or any Servicing Function Participant, (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Trust Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such assessments until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust Fund for the preceding calendar year.

In the event the Trust Administrator or any Servicing Function Participant engaged by the Trust Administrator is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall, at its sole expense, cause a registered public accounting firm to provide an attestation pursuant to this Section 9.08, or such other applicable agreement, notwithstanding any such termination, assignment or resignation.

Section 9.09.         Sarbanes-Oxley Certification.

Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”) required to be included therewith pursuant to the Sarbanes-Oxley Act. The Trust Administrator shall provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15 of each year in which the Trust Fund is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit J, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. The Depositor shall serve as the Certifying Person on behalf of the Trust Fund. In the event the Trust Administrator is terminated or resigns pursuant to the terms of this Agreement, the Trust Administrator shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 9.07 with respect to the period of time it was subject to this Agreement.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.01.       Amendment.

(a)           This Agreement may be amended from time to time by the Trust Administrator, the Depositor and the Trustee, without the consent of any of the Certificateholders:

(i)            to cure any ambiguity,

(ii)           to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)          to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a real estate mortgage investment conduit at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)          to change the timing and/or nature of deposits into the Trust Certificate Account, provided that (A) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (B) such change shall not adversely affect the then-current rating of the Certificates, as evidenced by a letter from each Rating Agency then rating the Certificates to such effect,

(v)           to modify, eliminate or add to the provisions of Section 4.02(e) or any other provision hereof restricting transfer of the Class AR Certificate by virtue of their being the “residual interest” in the REMICs created hereunder, provided that (A) such change shall not adversely affect the then current ratings of the Certificates, as evidenced by a letter from the Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel, cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a tax caused by a transfer to a Non-United States Person or a Person that is not a Permitted Transferee, or

(vi)          to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

(b)          This Agreement may also be amended from time to time by the Trust Administrator, the Depositor and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)            reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or

(ii)           reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)           Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Depositor or the Trustee in accordance with such amendment will not (a) result in the imposition of a tax on the Trust Fund, (b) cause the Trust Fund to fail to qualify as a real estate mortgage investment conduit at any time that any Certificate is outstanding, (c) cause the Exchangeable Certificate Trust to fail to qualify as a WHFIT that is a WHMT or (d) affect the Exchangeable Certificate Trust Fund’s characterization for federal income tax purposes as a grantor trust under Code. In addition, prior to the execution of any amendment to this Agreement, each of the Trustee and the Trust Administrator shall receive and be entitled to conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement. The Trustee and the Trust Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Trust Administrator’s own rights, duties or immunities under this Agreement.

(d)           Promptly after the execution of any such amendment, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

Section 10.02.       Counterparts.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 10.03.       Limitation on Rights of Certificateholders.

(a)            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

(b)           No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)           No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of a default by the Depositor, the Trust Administrator or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 33% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 10.04.       Governing Law.

This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 10.05.       Notices.

All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 11 Madison Avenue, 4th Floor, New York, NY 10010, Attention: Peter Sack, or such other address as may hereafter be furnished to the Trustee and the Trust Administrator in writing by the Depositor, (b) in the case of the Trust Administrator, the Corporate Trust Office or such other address as may hereafter be furnished to the Trustee and the Depositor in writing by the Trust Administrator, (c) in the case of the Trustee the Corporate Trust Office, or such other address as may hereafter be furnished to the Depositor and the Trust Administrator in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, New York, New York 10004, and (e) in the case of S&P, 55 Water Street, New York, New York 10041. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 10.06.       Notices to the Rating Agencies.

The Depositor or the Trust Administrator, as applicable, shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clauses (a), (b), (d), (e) or (f) below or provide a copy to the Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clause (c) below:

(a)            a material change or amendment to this Agreement,

(b)           the termination or appointment of a successor Trustee or Trust Administrator,

(c)            the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 3.06,

(d)            a change in the location of the Trust Certificate Account,

(e)            the occurrence of the final Distribution Date, and

(f)            the repurchase of the Underlying Certificates.

Section 10.07.       Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 10.08.       Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

Section 10.09.       Article and Section Headings.

The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 10.10.       Action under and Conflicts with Underlying Pooling Agreement.

Subject to the terms hereof, in the event that there shall be any matters arising under the Underlying Pooling Agreement which require the vote or direction of the holders of the Underlying Certificates, the Trustee, as holder of the Underlying Certificates, shall vote the Underlying Certificates in accordance with instructions received from Holders representing 66-2/3% of the Percentage Interests of the Certificates, other than the Class AR Certificates, affected thereby. In the absence of any such instructions, the Trustee shall abstain from such vote; provided, however, that, notwithstanding the absence of such instructions, in the event a required distribution pursuant to the Underlying Pooling Agreement shall not have been made, the Trustee shall, subject to the provisions of Article VI hereof, pursue such remedies as may be available to it as holder of such Underlying Certificates in accordance with the terms of the Underlying Pooling Agreement.

ARTICLE XI

EXCHANGEABLE CERTIFICATES AND EXCHANGEABLE REMIC CERTIFICATES

Section 11.01.       Transfer of Exchangeable REMIC Certificates.

(a)           Upon the presentation and surrender by any Holder of its Exchangeable REMIC Certificates in the appropriate combination as set forth on Exhibit L, such Holder shall hereunder transfer, assign, set over and otherwise convey to the Trustee, all of such Holder’s right, title and interest in and to such Exchangeable REMIC Certificates.

(b)         The Trustee acknowledges (i) the transfer and assignment to it of the Uncertificated REMIC II Regular Interests and (ii) any transfer and assignment of Exchangeable REMIC Certificates pursuant to Section 11.01(a), and hereby declares that it will hold the same in trust for the Certificateholders on the terms set forth in this Article XI.

Section 11.02.      Exchangeable Certificates and Exchangeable REMIC Certificates.

The Certificates authorized by this Article XI of this Trust Agreement shall consist of each Exchangeable Certificate and each Exchangeable REMIC Certificate having the characteristics specified or determined as described in Exhibit L, and otherwise shall be subject to the terms and provisions set forth herein.

Section 11.03.       Exchanges.

(a)          Exchangeable Certificates shall be exchangeable on the books of DTC for Exchangeable REMIC Certificates, and Exchangeable REMIC Certificates shall be exchangeable on the books of DTC for Exchangeable Certificates, on and after the Closing Date, by notice to the Trust Administrator substantially in the form of Exhibit M hereto or, under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in this Agreement.

(b)          Certificates of the Classes of Exchangeable REMIC Certificates shall be exchangeable for the related Class of Exchangeable Certificates in respective denominations determined based on the proportion that the initial Certificate Balances of such Exchangeable REMIC Certificates bear to the original Certificate Balance as set forth in Exhibit L. Upon any such exchange the portions of the Exchangeable REMIC Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable Certificate issued in exchange therefor. Correspondingly, Exchangeable Certificates may be further designated for exchange for Certificates of the related Exchangeable REMIC Classes in respective denominations determined based on the proportion that the initial Certificate Balances of such Exchangeable REMIC Certificates bear to the original Certificate Balances of the related Exchangeable Certificates, as set forth in Exhibit L. There shall be no limitation on the number of exchanges authorized pursuant to this Section 11.03, and, except as provided in the following paragraph, no fee or other charge shall be payable to the Trustee, the Trust Administrator or DTC in connection therewith.

(c)           In order to effect an exchange of Certificates, the Certificateholder shall notify the Trust Administrator in writing or by e-mail at ctsspgexchanges@wellsfargo.com no later than two Business Days before the proposed exchange date. The exchange date with respect to the Certificates may be any Business Day other than the first or last Business Day of the month subject to the Trust Administrator’s approval. The notice must be on the Certificateholder’s letterhead, carry a medallion stamp guarantee and set forth the following information: the CUSIP number of each Certificates to be exchanged and each Certificates to be received; outstanding Certificate Balance and the Original Certificate Balance of the Certificates to be exchanged; the Certificateholder’s DTC participant number; and the proposed exchange date. After receiving the notice, the Trust Administrator shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee. A notice becomes irrevocable on the second Business Day before the proposed exchange date.

(d)           Notwithstanding any other provision herein set forth, a fee of $5,000 shall be payable to the Trust Administrator in connection with each exchange.

(e)           The Trust Administrator shall make the first distribution on an Exchangeable Certificate or an Exchangeable REMIC Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

Section 11.04.       Delivery of Instruments.

The Trust Administrator shall furnish to each Holder, upon request, copies of this Trust Agreement, without attachments, applicable to the Certificate(s) held by such Holder.

Section 11.05.       Distribution of Statements to Certificateholders.

Not later than each Distribution Date, the Trust Administrator shall make available to each Certificateholder, the Depositor, the Trustee and any other interested parties a statement setting forth:

(i)	exchanges that took place since the last Distribution Date;
(ii)	the designations of the Classes that were created;
(iii)

if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

(iv)	the balance of each Class of Outstanding Certificates;
(v)	the pass-through rate on each Class of Outstanding Certificates;
(vi)	interest and principal paid to, and losses allocated, to each Class of Outstanding Certificates; and
(vii)	if no exchanges have occurred.

Section 11.06.       Exchangeable Certificate Trust Account .

(a)           On or before the Issue Date, the Trust Administrator shall either (i) open with a depository institution one or more trust accounts in the name of the Trustee on behalf of the Exchangeable Certificate Trust Fund that shall collectively be the “Exchangeable Certificate Trust Account,” (ii) in lieu of maintaining any such account or accounts, maintain the Exchangeable Certificate Trust Account by means of appropriate entries on its books and records designating all amounts credited thereto in respect of the Uncertificated REMIC II Regular Interests and all investments of any such amounts as being held by it in its capacity as Trust Administrator for the benefit of the Holders of the Certificates or (iii) maintain the Exchangeable Certificate Trust Account in the form of any combination of accounts or book entries described in clauses (i) and (ii) above. Any manner or manners in which the Exchangeable Certificate Trust Account is maintained may at any time be changed without notice to, or the approval of, Holders of the Exchangeable Certificates and Exchangeable REMIC Certificates so long as funds held in the Exchangeable Certificate Trust Fund by, or for the account of, the Trust Administrator shall at all times be identified. To the extent that the Exchangeable Certificate Trust Account is maintained by the Trust Administrator in the manner provided for in clause (ii) above, all references herein to deposits and withdrawals from the Exchangeable Certificate Trust Account shall be deemed to refer to credits and debits to the related books of the Trust Administrator.

(b)          The Trust Administrator shall deposit in the Exchangeable Certificate Trust Account all distributions in respect of the Uncertificated REMIC II Regular Interests received by it as Trust Administrator hereunder. All such distributions deposited from time to time in the Exchangeable Certificate Trust Account and all investments made with such moneys, including all income or other gain from such investments, shall be held by the Trust Administrator in the Exchangeable Certificate Trust Account as part of the Exchangeable Certificate Trust Fund as herein provided, subject to withdrawal by the Trust Administrator for distributions on the Exchangeable Certificates and Exchangeable REMIC Certificates.

Section 11.07.    Distributions to the Exchangeable Certificates and Exchangeable REMIC Certificates.

Pursuant to Section 3.04 the Trust Administrator is permitted to withdraw amounts from the Exchangeable Certificate Trust Account to pay the Holders of the Exchangeable Certificates and Exchangeable REMIC Certificates in accordance with Section 3.05 of this Agreement.

Section 11.08.     Allocation of Class A Loss Amounts to Exchangeable Certificates and Exchangeable REMIC Certificates.

On each Distribution Date, the Exchangeable Loss Allocation Amount for each Class of Exchangeable Certificates and Exchangeable REMIC Certificates shall be applied to such Class. As among any Class or Exchangeable Certificates or Exchangeable REMIC Certificates, such Exchangeable Loss Allocation Amount shall be applied, pro rata, among all Certificates of such class in proportion to their respective Certificate Balances, with no preference or priority of any kind.

Section 11.09.       Voting Rights.

(a)           The Holders of the Exchangeable REMIC Classes shall be entitled to exercise Voting Rights in direct proportion to the Voting Rights of the related Exchangeable REMIC Classes. The Holders of the Exchangeable Certificates shall be entitled to a proportionate share of the Voting Rights of each class of Exchangeable REMIC Certificates in the related Exchangeable REMIC Combination.

(b)           In the event that there shall be any matter arising under this Agreement that requires the vote of Holders of Certificates outstanding thereunder, the Trustee as the holder of the related Uncertificated REMIC II Regular Interests shall vote such Uncertificated REMIC II Regular Interests in such amounts and proportions as shall reflect instructions received from Holders of any Outstanding Certificates.

Section 11.10.     Classification of Exchangeable Certificate Trust Fund; Tax Status Reporting for Exchangeable Certificate Trust Fund.

(a)            It is the intended that the Exchangeable Certificate Trust Fund created hereunder be considered a “grantor trust” under the Code and a WHFIT that is a WHMT, and the powers granted and obligations undertaken in this Trust Agreement shall be construed so as to further such intent. Under no circumstances shall the Trustee, the Depositor or the Trust Administrator have the power to vary the investments of the Certificateholders in their related assets of the Exchangeable Certificate Trust Fund in order to take advantage of variations in the market to improve their rate of return. The Trust Administrator will report as required under the WHFIT Regulations to the extent such information as is reasonably necessary to enable the Trust Administrator to do so is provided to the Trust Administrator on a timely basis. The Trust Administrator can assume that DTC is the only middleman listed as the registered holder for the related Certificates unless the Depositor notifies the Trust Administrator in writing of the identities of other “middlemen” that are Certificateholders. The Trust Administrator shall not be liable for any tax reporting penalties that may arise under the WHFIT Regulations as a result of the Depositor incorrectly determining the status of the Exchangeable Certificate Trust Fund as a WHFIT.

(b)          The Trust Administrator shall report required WHFIT information using the accrual method, except to the extent the WHFIT Regulations specifically require a different method. The Trust Administrator shall make available WHFIT information to holders annually. In addition, the Trust Administrator will not be responsible or liable for providing subsequently amended, revised or updated information to any holder, unless requested by the holder.

(c)           The Trust Administrator shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations nor for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to the Trust Administrator, (ii) incomplete, inaccurate or untimely information being provided to the Trust Administrator or (iii) the inability of the Trust Administrator, after good faith efforts, to alter its existing information reporting systems to capture information necessary to fully comply with the WHFIT Regulations for the 2007 calendar year. Each owner of a Certificate representing, in whole or in part, beneficial ownership of an interest in a WHFIT, by acceptance of its interest in such Certificate, will be deemed to have agreed to provide the Trust Administrator with information regarding any sale of such Certificate, including the price, amount of proceeds and date of sale. Absent receipt of such information, and unless informed otherwise by the Depositor, the Trust Administrator may assume there is no secondary market trading of WHFIT interests.

(d)           To the extent required by the WHFIT Regulations, the Trust Administrator shall use reasonable efforts to publish on an appropriate website the CUSIPs for the Certificates that represent ownership of a WHFIT. The Trust Administrator shall make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIPs have been received. Absent the receipt of a CUSIP, the Trust Administrator shall use a reasonable identifier number in lieu of a CUSIP. The Trust Administrator shall not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

(e)            For federal income tax purposes, the grantor trust created hereunder shall have a calendar year taxable year. The Trust Administrator shall prepare or cause to be prepared and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities, income tax information returns for each taxable year with respect to the grantor trust.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Depositor, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, if required, duly attested, to be hereunto affixed, all as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., as the Depositor

By: _____________________________________
Name: Title:

WELLS FARGO BANK, N.A., as Trust Administrator

By: _____________________________________
Name: Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By: _____________________________________
Name: Title:

EXHIBIT A-1

FORM OF CLASS A-2/CLASS A-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[FOR INTEREST-ONLY CERTIFICATES ONLY] [THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.]

A-1

Certificate No.	:	1
Cut-off Date	:	November 1, 2007
First Distribution Date	:	January 28, 2008
Initial [Certificate] [Notional] Balance of this Certificate(“Denomination”)	:
Initial [Certificate] [Notional] Balances of all Certificates of this Class	:
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	July 2036

A-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSMC Trust 2007-5R

Mortgage Trust Certificates, Series 2007-5R

Class A-__

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of the Underlying Certificates (as defined in the Trust Agreement).

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Underlying Certificates deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Trust Agreement dated as of December 28, 2007 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as trust administrator, and U.S. Bank National Association, as trustee. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

A-3

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: ___________________

WELLS FARGO BANK, N.A.

as Trust Administrator

By ________________________________________

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.

as Trust Administrator

A-4

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSMC Trust 2007-5R,

Mortgage Trust Certificates, Series 2007-5R

Class __

This Certificate is one of a duly authorized issue of Certificates of Credit Suisse First Boston Mortgage Securities Corp. of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Trust Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the business day following the Underlying Distribution Date, as defined below, (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. “Underlying Distribution Date” means the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following. The Record Date applicable to each Distribution Date is the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trust Administrator, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

A-5

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Trustee and the Trust Administrator and any agent of the Depositor, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

A-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____

___________________________________________________________________________________,

for the account of_____________________________________________________________________,

account number ________, or, if mailed by check, to_________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

Applicable statements should be mailed to _________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

A-7

EXHIBIT A-2

FORM OF EXCHANGEABLE/EXCHANGEABLE REMIC CERTIFICATE

[CLASS A-1/CLASS A-4/CLASS A-5]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS AN [EXCHANGEABLE REMIC CERTIFICATE] [EXCHANGEABLE CERTIFICATE] AND MAY BE EXCHANGED FOR THE [EXCHANGEABLE CERTIFICATES] [EXCHANGEABLE REMIC CERTIFICATES] IN THE RELATED EXCHANGEABLE REMIC COMBINATION.

A-1

Certificate No.	:	1
Cut-off Date	:	November 1, 2007
First Distribution Date	:	January 28, 2008
Initial Certificate Balance of this Certificate (“Denomination”)	:
Initial Certificate Balances of all Certificates of this Class	:
Initial Maximum Certificate
Principal Balance of all Certificates
of this Class:	:
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	July 2036

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSMC Trust 2007-5R

Mortgage Trust Certificates, Series 2007-5R

Class A-__ [Exchangeable REMIC Certificate][Exchangeable Certificate]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of the Underlying Certificates (as defined in the Trust Agreement).

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Underlying Certificates deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Trust Agreement dated as of December 28, 2007 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as trust administrator, and U.S. Bank National Association, as trustee. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: ___________________

WELLS FARGO BANK, N.A.

as Trust Administrator

By __________________________________

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSMC Trust 2007-5R,

Mortgage Trust Certificates, Series 2007-5R

Class __

This Certificate is one of a duly authorized issue of Certificates of Credit Suisse First Boston Mortgage Securities Corp. of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Trust Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the business day following the Underlying Distribution Date, as defined below, (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. “Underlying Distribution Date” means the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following. The Record Date applicable to each Distribution Date is the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trust Administrator, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

A-5

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

This Certificate is an [Exchangeable REMIC Certificate][Exchangeable Certificate] and may be exchanged for the [Exchangeable Certificates][Exchangeable REMIC Certificates] in the related Exchangeable REMIC Combination specified in the Trust Agreement, subject to certain terms and conditions specified in the Trust Agreement, including the payment to the Trust Administrator of a fee of $5,000 with respect to each exchange. This Certificate may be exchanged for another Certificate or Certificates in the related Exchangeable REMIC Combination only on the days of each month specified in the Trust Agreement. No other service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Trustee and the Trust Administrator and any agent of the Depositor, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

_____________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____

___________________________________________________________________________________,

for the account of_____________________________________________________________________,

account number ________, or, if mailed by check, to_________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

Applicable statements should be mailed to _________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT B

FORM OF CLASS AR CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF “RESIDUAL INTERESTS” ISSUED BY “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFEREE AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF ERISA OR TO SECTION 4975 OF THE CODE SHALL BE VOID AND OF NO EFFECT.

B-1

Certificate No.	:	1

Cut-off Date	:	November 1, 2007

First Distribution Date	:	January 28, 2008

Initial Certificate Balance of this Certificate (“Denomination”)	:

Initial Certificate Balances of all Certificates of this Class	:

CUSIP	:

Pass-Through Rate	:	Variable

Maturity Date	:	July 2036

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSMC Trust 2007-5R,

Mortgage Trust Certificates, Series 2007-5R

Class AR

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of the Underlying Certificates (as defined in the Trust Agreement).

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Underlying Certificates deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Trust Agreement dated as of December 28, 2007 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as trust administrator, and U.S. Bank National Association, as trustee. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR Certificate at the Corporate Trust Office of the Trust Administrator.

Pursuant to the Agreement, no transfer of this Residual Certificate shall be made unless the Trust Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of this Residual Certificate or by any beneficial owner who purchases an interest in this Certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer this Residual Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted, the attempted transfer or acquisition of this Certificate shall be void and of no effect.

Each Holder of this Class AR Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR Certificate must agree to require a transferee affidavit from any other person to whom such person attempts to transfer its Ownership Interest in this Class AR Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR Certificate must agree not to transfer an Ownership Interest in this Class AR Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.

as Trust Administrator

By _____________________________________

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSMC Trust 2007-5R,

Mortgage Trust Certificates, Series 2007-5R

Class AR

This Certificate is one of a duly authorized issue of Certificates of Credit Suisse First Boston Mortgage Securities Corp. of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Trust Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the business day following the Underlying Distribution Date, as defined below, (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. “Underlying Distribution Date” means the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following. The Record Date applicable to each Distribution Date is the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trust Administrator, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Trustee and the Trust Administrator and any agent of the Depositor, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

_______________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____

___________________________________________________________________________________,

for the account of_____________________________________________________________________,

account number ________, or, if mailed by check, to_________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

Applicable statements should be mailed to _________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT C-1

TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF	)
)ss.
COUNTY OF	)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.         That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Trust Certificates, Series ____-___, Class AR (the “Owner”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ______________] [the United States], on behalf of which he makes this affidavit and agreement.

2.       That the Owner (i) is not and will not be a “disqualified organization” or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the “Code”) or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its Ownership Interest in the Class AR Certificates, and (iii) is acquiring the Class AR Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a “disqualified organization” means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the Owner is aware (i) of the tax that would be imposed on transfers of Class AR Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class AR Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class AR Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.        That the Owner is aware of the tax imposed on a “pass-through entity” holding Class AR Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

C-1-1

5.         The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6.     The Owner hereby agrees that it will not cause income from the Class AR Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7.          That the Owner is aware that the Trust Administrator will not register the transfer of any Class AR Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8.          That the Owner has reviewed the restrictions set forth on the face of the Class AR Certificates and the provisions of Section 4.02(e) of the Trust Agreement under which the Class AR Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.         That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class AR Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10.      The Owner’s Taxpayer Identification Number is ______________________.

11.       This affidavit and agreement relates only to the Class AR Certificates held by the Owner and not to any other holder of the Class AR Certificates. The Owner understands that the liabilities described herein relate only to the Class AR Certificates.

12.     That no purpose of the Owner relating to the transfer of any of the Class AR Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Annex 1.

13.       That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class AR Certificate that the Owner intends to pay taxes associated with holding such Class AR Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class AR Certificate.

14.     That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class AR Certificates remain outstanding.

C-1-2

15.       The Owner is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (a “Plan”), or an investment manager, named fiduciary or a trustee of any Plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any Plan.

C-1-3

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ______ day of ________________, 200____.

[NAME OF OWNER]

By:__________________________________________

[Name of Officer]

[Title of Officer]

[Corporate Seal]

ATTEST:

________________________________

[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _________________, 200_______.

_______________________________________

NOTARY PUBLIC

COUNTY OF____________________________

STATE OF______________________________

My Commission expires the ______ day of ______________, 20_____.

C-1-4

ANNEX 1 TO EXHIBIT C-1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]

RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

    Applicability Date: For dates of applicability, see Sec. 1.860E-

(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940

(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

     The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
      The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
     Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,

C-1-5

Washington, DC, 20503, with copies to the Internal Revenue Service,

Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC

20224. Comments on the collection of information should be received by

September 17, 2002. Comments are specifically requested concerning:

Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

The accuracy of the estimated burden associated with the collection of information (see below);

How the quality, utility, and clarity of the information to be collected may be enhanced;

How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

Estimates of capital or start-up costs and costs of operation,

maintenance, and purchase of service to provide information.

An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue

Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC’s taxable income.

Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee’s financial condition (the investigation

C-1-6

requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the ``formula test,’’ an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future

distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the

REMIC generates losses.

The notice of proposed rulemaking also contained rules for FASITs.

Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.

In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3

I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-

prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee’s gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic,

taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know,

that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

Rev. Proc. 2001-12 provides that the asset test fails to be

satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or

C-1-7

collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the

Code.

The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.

Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section

11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section

1274(d). This is a change from the proposed regulation and Rev. Proc.

2001-12. In those publications the provision stated that ``present values are computed using a discount rate equal to the applicable

Federal rate prescribed in section 1274(d) compounded semiannually’’

and that ``[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party.’’ The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test,

frustrating the intent of the test. Furthermore, the Treasury

Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and

the Federal short-term rate has been substituted for the applicable

Federal rate. To simplify taxpayers’ computations, the final regulations allow use of any of the published short-term rates,

provided that the present values are computed with a corresponding

C-1-8

period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August

19, 2002.

It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of

FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August

19, 2002.

Special Analyses

It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.

This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the

Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5

U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

The principal author of these regulations is Courtney Shepardson.

However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

C-1-9

Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

Paragraph 1. The authority citation for part 1 continues to read in part as follows:

Authority: 26 U.S.C. 7805 * * *

C-1-10

EXHIBIT C-2

FORM OF TRANSFEROR CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Peter Sack

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Attention: Client Manager—CSMC 2007-5R

Re:	CSMC Trust 2007-5R

Mortgage Trust Certificates, Series 2007-5R

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

__________________________________

Print Name of Transferor

By: _______________________________

Authorized Officer

C-2-1

EXHIBIT D

UNDERLYING POOLING AGREEMENT

(see attached)

D-1

EXHIBIT E

FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)	With respect to each Class of Certificates and, unless otherwise stated, the related Distribution Date,

(a)	the Initial Class Principal Balance of such Class as of the Cut-off Date;

(b)	the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

(c)	the amount of the related distribution on such Class allocable to interest;

(d)	the amount of the related distribution on such Class allocable to principal;

(e)	the sum of the principal and interest payable to such Class;

(f)	the Class A Loss Amount allocable to such Class;

(g)	the Class Unpaid Interest Amount allocable to such Class;

(h)	the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

(i)	the Pass-Through Rate for such Class;

(j)	any shortfall in principal allocable to such Class, if such amount is greater than zero;
(ii)	with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates and the related Distribution Date,

(a)	the CUSIP number assigned to such Class;

(b)	the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

(c)	the amount of the related distribution allocable to interest on such Class factor;

(d)	the amount of the related distribution allocable to principal on such Class factor;

(e)	the sum of the principal and interest payable to such Class factor;

(f)	the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

E-1

EXHIBIT F

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the monthly statement pursuant to Section 3.06	Trust Administrator
Any information required by 1121 which is NOT included on the monthly statement pursuant to Section 3.06	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding sknown to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Trust Administrator and Depositor
▪ Sponsor (Seller)	Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Trust Administrator	Trust Administrator
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Trust Administrator)	Depositor
▪ Any other party contemplated by 1100(d)(1)	Depositor

Item 3: Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

Depositor

Item 4: Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Trust Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Trust Administrator Trustee

F-1

Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Monthly Statement to Certificateholders	Trust Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

F-2

EXHIBIT G

ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Fax: (410) 715-2380

Email: cts.sec.notifications@wellsfargo.com

Attn: Corporate Trust Services- CSMC Trust 2007-5R,

Mortgage Trust Certificates, Series 2007-5R–SEC REPORT PROCESSING

Credit Suisse First Boston Mortgage Securities Corp.

Eleven Madison Avenue

New York, New York 10010

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article IX of the Trust Agreement, dated as of December 28, 2007, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), Wells Fargo Bank, N.A. (“Wells Fargo”), a national banking association, in its capacity as trust administrator (the “Trust Administrator”), and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), the undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D] [10-K] [8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                           ], phone number: [                      ]; email address: [                                ].

[NAME OF PARTY],

as [role]

By:	________________________________

Name:

Title:

G-1

EXHIBIT H

ADDITIONAL FORM 10-K DISCLOSURE

Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Trust Administrator Depositor
Additional Item: Disclosure per Item 1117 of Reg AB	(i) All parties to the Trust Agreement (as to themselves), (ii) the Trust Administrator as to the issuing entity, (iii) the Depositor as to the sponsor, any 1106(b) originator, any 1100(d)(1) party
Additional Item: Disclosure per Item 1119 of Reg AB	(i) All parties to the Trust Agreement (as to themselves), (ii) the Depositor as to he sponsor, originator, significant obligor, enhancement or support provider
Additional Item: Disclosure per Item 1112(b) of Reg AB	Depositor
Additional Item: Disclosure per Items 1114(b) and 1115(b) of Reg AB	Depositor

H-1

EXHIBIT I

FORM 8-K DISCLOSURE INFORMATION

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

All parties (as to themselves)

Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor
▪ Depositor	Depositor
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Depositor
▪ Other material servicers	Depositor
▪ Trustee	Trustee
▪ Trust Administrator	Trust Administrator
▪ Significant Obligor	Depositor
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

Depositor Trust Administrator

I-1

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Trust Administrator Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Trust Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Trust Administrator/Depositor/ Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Trust Administrator/Depositor
Reg AB disclosure about any new Trustee is also required.	Trustee

Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.

N/A
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Trust Administrator

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

I-2

EXHIBIT J

FORM OF BACK-UP CERTIFICATION

Re:

The Trust Agreement, dated as of December 28, 2007 (the “Trust Agreement”), by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the ”Depositor”), Wells Fargo Bank, N.A. (“Wells Fargo”), a national banking association, in its capacity as trust administrator (the “Trust Administrator”), and U.S. Bank National Association, a national banking association, as trustee (the ”Trustee”).

The Trust Administrator hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)            I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust;

(2)            To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Trust Administrator’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

(3)            To my knowledge, the distribution information required to be provided by the Trust Administrator under the Trust Agreement for inclusion in the Reports is included in the Reports;

(4)            I am responsible for reviewing the activities performed by the Trust Administrator under the Trust Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Trust Administrator required by the Trust Agreement, and except as disclosed in the Reports, the Trust Administrator has fulfilled its obligations under the Trust Agreement in all material respects; and

(5)            The report on assessment of compliance with servicing criteria applicable to the Trust Administrator for asset-backed securities of the Trust Administrator and each Subcontractor utilized by the Trust Administrator and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Trust Administrator has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]

By: _______________________

Name:

Title:

Date:

J-1

EXHIBIT K

RELEVANT SERVICING CRITERIA

The assessment of compliance to be delivered by the Trust Administrator shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria” with respect to such party:

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Regulation AB Reference	Servicing Criteria	Trust Administrator

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X

Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.

1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

EXHIBIT L

AVAILABLE COMBINATIONS

Exchangeable REMIC Certificates				Exchangeable Certificates
Exchangeable REMIC Class	Relative Original Amount(1)	Initial Pass-Through Rate(3)	Designation	Exchangeable Class	Relative OriginalAmount	Initial Pass-Through Rate(3)	Designation
REMIC Combination 1
A-1	$ 31,900,000	6.50%	Super Senior	A-5	$ 37,677,524	6.50%	Super Senior
A-4	$ 5,777,524	6.50%	Senior Support

EXHIBIT M

FORM OF EXCHANGE LETTER

__________, 20__

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue,

Minneapolis, Minnesota 55479,

Attention: Client Manager—CSMC 2007-5R

Re:	CSMC Trust 2007-5R,

Mortgage Trust Certificates, Series 2007-5R

Ladies and Gentlemen:

Pursuant to the terms of that certain Trust Agreement dated as of December 28, 2007 (the “Trust Agreement”), by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., as trust administrator (the “Trust Administrator”), we hereby present and surrender the [Exchangeable REMIC Certificates] [Exchangeable Certificates] specified on Schedule I attached hereto [(the “Exchangeable REMIC Certificates”)] [(the “Exchangeable Certificates”)] and transfer, assign, set over and otherwise convey to the Trust Administrator, all of our right, title and interest in and to the [Exchangeable REMIC Certificates] [Exchangeable Certificates] including all payments of interest thereon received after _________________, 200[__], in exchange for the [Exchangeable Certificates][Exchangeable REMIC Certificates] specified on Schedule I attached hereto.

We agree that upon such exchange the portions of the [Exchangeable REMIC Certificates][Exchangeable Certificates] designated for exchange shall be deemed cancelled and replaced by the [Exchangeable Certificates][Exchangeable REMIC Certificates] issued in exchange therefor. We confirm that we have paid a fee of $5,000 to the Trust Administrator in connection with such exchange.

Sincerely,

By: _____________________________________

Name:

Title: